UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________

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APi Group Corporation
(Name of Registrant as Specified In Its Charter)
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DAVIS-ULMER
FIRE PROTECTION

APi GROUP

2024

# Notice of Annual Meeting & Proxy Statement

Friday, June 14, 2024 at 8:30 AM CT

)

Notice of 2024 Annual Meeting of Shareholders
It is my pleasure to invite you to attend APi Group Corporation’s 2024 Annual Meeting of Shareholders
(“2024 Annual Meeting”). The 2024 Annual Meeting will be held on June 14, 2024, at 8:30 a.m. (Central
Time) in virtual-only format conducted via live webcast at www.virtualshareholdermeeting.com/
APG2024. You will be able to participate, submit questions and vote your shares electronically. The information for how to attend virtually and vote at the 2024 Annual Meeting is described below. At the
2024 Annual Meeting, you will be asked to:
1.Elect nine directors for a one-year term expiring at the 2025 Annual Meeting of Shareholders;
2.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.Approve, on an advisory basis, the compensation of our named executive officers; and
4.Transact such other business as may properly come before the 2024 Annual Meeting and any adjournment or postponement of the 2024 Annual Meeting.
Only shareholders of record as of the close of business on April 19, 2024, may vote at the 2024 Annual
Meeting.
It is important that your shares be represented at the 2024 Annual Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present virtually at the 2024 Annual Meeting.
Louis B. Lambert
Senior Vice President, General Counsel and Secretary
April 29, 2024
We have elected to use the “Notice and Access” method of providing our proxy materials over the
Internet. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report on or about April 29, 2024.
Our proxy statement and annual report are available online at http://materials.proxyvote.com/00187Y.
APi Group Corporation, 1100 Old Highway 8 NW, New Brighton, MN 55112

Proxy Summary
Annual Meeting

Date and Time June 14, 2024 8:30 a.m. (Central Time)	Location Virtual-only at www.virtualshareholdermeeting.com/APG2024	Record Date April 19, 2024
Voting Matters and Board Recommendations

Matter	Board Recommendation	Page
Proposal 1—Election of Directors	FOR each Director Nominee	16
Proposal 2—Ratification of KPMG as Independent Auditor	FOR	45
Proposal 3—Advisory Vote on Executive Compensation	FOR	47
How to Vote

Before the Meeting			During the Meeting
via the Internet at www.proxyvote.com	by Mail	by Telephone at 1-800-690-6903	www.virtualshareholdermeeting.com/APG2024

Board of Directors

Name	Director Since	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Sir Martin E. Franklin, Board Co-Chair	2017	No
James E. Lillie, Board Co-Chair	2017	Yes
Ian G.H. Ashken	2019	Yes	✓*		✓
Russell A. Becker	2019	No
Paula D. Loop	2022	Yes	✓	✓
Anthony E. Malkin	2019	Yes			✓
Thomas V. Milroy	2017	Yes		✓*
Cyrus D. Walker	2019	Yes		✓	✓*
Carrie A. Wheeler	2019	Yes	✓
✓ Member* Chair

1
Who We Are
Founded in 1926, APi is a market leading global provider of life safety, security, monitoring, and specialty services, with revenue of over $6.9 billion. We are headquartered in New Brighton, Minnesota, operate in more than 20 countries, and have a team of approximately 29,000 leaders. Our core and enduring purpose is Building Great Leaders®. We believe this purpose creates an empowered, entrepreneurial atmosphere that facilitates organizational sharing of knowledge and best practices enabling the development of integrated solutions and innovation.
We specialize in two business segments: Safety Services and Specialty Services. Within our Safety
Services segment, our mission revolves around safeguarding our customers' personnel, properties, and high-value possessions. This includes the design, installation, servicing, and monitoring of fire detection and suppression systems, as well as security systems, catering to various industries' needs and a diverse customer base. Additionally, our Specialty Services segment delivers specialized industrial services. This includes the maintenance and repair of vital infrastructure elements encompassing underground electric, gas, water, sewer, and telecommunications infrastructure.
We are committed to delivering on our long-term "13/60/80" shareholder value creation goals, which are: 13% or more adjusted EBITDA margin in 2025, 60% of revenues from inspection, service, and monitoring, 80% average adjusted free cash flow conversion, as well as our aspirational goals of becoming the #1 people-first company and #1 in business performance in our industry.

Shareholder Value Creation Model

Building Great Leaders	Growing Revenue	Expanding Margins	Generating Free Cash Flow
•Teammate safety and engagement •Everyone, everywhere is a leader •Best-in-class field leaders and leadership development •Paying for performance •ESG & diversity, equity and inclusion
•Delivering long-term
organic revenue growth
above industry average
•Go-to-market strategy
of selling inspections
first
•Expanding share with
new and existing
customers
•Expanding capabilities
and geographies

•13%+ Adjusted EBITDA
Margin by 2025
•Improving mix with
long-term target of 60%
+ of revenue
•Pricing initiatives
•Disciplined project and
customer selection
•Systems, scale, leverage
and operational
excellence
•Procurement savings
and $125M value
capture
•Strategic M&A
•Long-Term target of 80% adjusted free cash flow conversion and net leverage ratio of <2.5x •Asset light, low capex operating model •Continuously pursuing accretive M&A and portfolio optimization

Proxy Summary

2
Financial Highlights
In 2023, we delivered strong organic growth, record adjusted EBITDA margins, and improved free cash flow generation in an evolving macro environment. Net revenues grew organically by 5.4% in 2023, finishing the year with net revenues of $6.9 billion. In line with our strategic initiatives, we continued to see strong improvements in adjusted gross margin for the year, up 180 basis points. The strong performance in gross margin led to 2023 adjusted EBITDA margin of 11.3%, representing margin expansion of 100 basis points. 2023 was the first year in APi history with adjusted free cash flow over
$500 million. We ended the year with record adjusted free cash flow of $537 million, representing approximately 69% conversion of adjusted EBITDA. This allowed us to fulfill our commitment driving net leverage to below 2.5x by the end of 2023.

$6,558
$6,928
+5.6%
2022
2023

**Net Revenues[1]**

*($ millions)*

$673
$782
+16.2%
2022
2023

**Adj. EBITDA[1]**

*($ millions)*

10.3%
11.3%
+100bps
2022
2023

**Adj. EBITDA Margin[1]**

*(% of Net Revenues)*

1 Refer to the Appendix for reconciliation of Non-GAAP measures to most directly comparable GAAP measures.

Proxy Summary

3
SUSTAINABILITY AND CORPORATE GOVERNANCE
Sustainability Strategy
At the core of our sustainability approach are our five sustainability strategic priorities: Leadership,
Safety, Environment, Inclusion and Governance.

Leadership
Leadership at every level enables us to win. Our leaders drive performance and productivity. They set expectations for, and model, the culture we aspire for safety, inclusion and professional development. Our leaders execute on our vision and direction for the future. Strong leadership is crucial in our quest to become the number one people-first public company that is number one in business performance in our industry.

Safety
Safety is our number-one value. We have adopted modern safety approaches to change workplace behavior to create better safety outcomes. We want our employees to be safe and feel safe. Our approach to safety, and our investment in the right safety resources, goes beyond physical risks and embraces techniques that affect the mental health and psychological safety of our team.

Environment
We have undertaken several projects to understand our impact on the environment. Our businesses pride themselves on being able to provide innovative solutions to our customers. We want to be able to add value for our customer in their approach to addressing their own environmental impact.
Internally, we want to understand our impact on the environment by assessing the extent of the carbon footprint of our operations. We expect this will take time, but things that are done right usually do. We are in it for the long-haul.

Inclusion
Inclusion at APi centers on attracting, retaining and growing diverse talent.
Diversity, Equity and Inclusion is a strategic imperative to win the battle for talent.
We have equipped our top leaders and operating company presidents with the tools to understand their worldview and intercultural competence/cultural fluency. We offer learning opportunities (courses, events, speakers, mentoring opportunities, etc.) to support their cultural fluency development. Our leaders’
cultural competence will lead to a more inclusive culture which will, in turn, positively affect our outcomes related to talent.

Governance
APi has developed policies and programs that assure strong corporate
Governance of our sustainability strategy. Through our materiality assessment, our stakeholders demand board oversight, transparency and robust ethics and compliance. We have adopted policies in several areas to mitigate key risks and that facilitate the appropriate levels of compliance, including with respect to cybersecurity risk, labor and human rights, and conflicts of interest.

4
Corporate Governance
We are committed to principles of effective corporate governance and to high ethical standards, as well as compliance with all applicable governance standards of the SEC and the NYSE. Highlights of our current governance framework are described below.

✓	Non-classified Board – annual election of all directors	✓	Board oversight of risk management
✓	Independent Lead Director and Committees	✓	Executive Sessions during each Board meeting with non-employee directors in attendance
✓	Separate CEO and Board Co-Chairs	✓	Annual Board and Committee self-evaluations
✓	Majority voting standard for uncontested director elections	✓	Age limit for directors (75)
✓	Code of Conduct applicable to all directors and executive officers	✓	Director and executive officer stock ownership requirements
✓	Clawback policy for performance-based compensation	✓	Open communication encouraged among directors and management
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”), which set forth our governance principles and policies relating to, among other things:
•director independence;
•director qualifications and responsibilities;
•mandatory retirement age for independent directors at 75;
•Board structure and meetings;
•leadership team succession; and
•the performance evaluation of our Board.
Our Governance Guidelines are available in the Investor Relations section of our website at
www.apigroup.com. The Board reviews its Governance Guidelines from time to time to evaluate evolving corporate governance practices and to ensure the guidelines continue to best serve the
Company.
Board Composition and Diversity
Our Board brings deep expertise and broad perspectives from a diversity of industry experiences, backgrounds, nationalities, ages and other attributes. Our Board believes that this diversity generates better ideas and perspectives, increases the Board’s overall effectiveness, and puts it in a better position to make complex decisions and execute APi Group’s long-term strategic objectives. Currently, our Board comprises 22% female, 11% BIPOC (black/indigenous/people of color), and three different nationalities. Our Board is 80% independent.
The Nominating and Corporate Governance Committee considers the Board’s overall balance of diversity of perspectives, backgrounds and experiences in areas relevant to the Company’s strategy.
We view diversity broadly and evaluate a wide range of criteria as we make selections, including, among others, functional areas of experience, educational background, employment experience, and industry-specific experience. When selecting Board nominees, the Nominating and Corporate
Governance Committee also assesses other factors it deems necessary to develop an effective Board,

Sustainability and Corporate Governance

5
including leadership, integrity, judgment, intelligence, interpersonal skills, and the willingness and ability of the candidate to devote adequate time to Board duties for a sustained period.
We believe our Board has the right mix of diversity and experience to appropriately support the
Company’s current long-term strategy and to oversee the most important risks to that strategy.
Board Leadership Structure
The Board has not adopted a formal policy regarding the need to separate or combine the offices of
Chief Executive Officer (“CEO”) and Co-Chairs of the Board. Instead, the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company.
Currently, we separate the positions of our CEO and Co-Chairs of the Board. The CEO is responsible for the day-to-day leadership and performance of the Company, while the Co-Chairs of the Board provide strategic guidance to the CEO and set the agenda for and preside over the Board meetings. We believe that the current separation provides a more effective monitoring and objective evaluation of the CEO’s performance. The separation also allows the Co-Chairs of the Board to strengthen the Board’s oversight of our performance and governance standards.
Director Independence
The Board has affirmatively determined that each of Messrs. Lillie, Ashken, Milroy, Malkin and Walker and Mses. Loop and Wheeler are “independent” as that term is defined under the applicable rules and regulations of the SEC and the NYSE listing standards, as well as our Governance Guidelines. Mr. Milroy serves as lead independent director. Because Sir Martin controls the entity which receives advisory fees from us, he is not independent under NYSE listing standards. As CEO of the Company, Mr. Becker is also not independent.
Board Role in Risk Oversight
Our full Board has responsibility for overseeing APi’s overall approach to risk management and is actively engaged in addressing the most significant risks facing the company. While the Board and its
Committees oversee key risk areas, our leadership team is responsible for day-to-day risk management, identification and mitigation, as well as bringing to the Board’s attention emerging risks and highlighting the top enterprise risks. We engage in an Enterprise Risk Management (“ERM”) process that evaluates risks over the short-term, medium-term and long-term. The ERM process consists of periodic risk assessments performed by various functional leader groups during the year. Our leadership team presents these assessments to the Audit Committee to ensure that the process is sound and complete, oversight is appropriate, and the risks and risk assessments are properly reviewed. The other Committees of the Board consider the risks within their areas of responsibility. The
Board satisfies its oversight responsibility through reports by each Committee chair regarding the
Committee’s considerations and actions (including from the Audit Committee Chair related specifically to the ERM process), as well as through regular reports directly from members of our leadership team responsible for oversight of particular risks within the Company.
Oversight of Sustainability
The Board receives reports on sustainability and corporate responsibility matters across the Company and both collaborates with APi’s leadership team and oversees the Company’s key ESG priorities and strategies, goal-setting, and external reporting on ESG matters. The leadership team is engaged in executing our sustainability strategy through the Sustainability Committee, whose purpose is to lead on matters of significance to APi and our stakeholders concerning sustainability and other matters of corporate social responsibility. It also assists the Board of Directors in overseeing the impact of these matters on our business, strategies, operations, performance and reputation. The Sustainability
Committee members include the CEO, Chief Financial Officer ("CFO"), General Counsel, and Chief

Sustainability and Corporate Governance

6
Sustainability Officer and is chaired by the Chief People Officer. It reflects the cross-functional nature of corporate responsibility matters and leverages expertise across our leadership team related to our business and functional expertise.
Oversight of Cybersecurity
Our cybersecurity risk oversight program is designed to identify and mitigate cybersecurity risk for APi on a global basis to limit business interruption and protect our confidential and proprietary information. Our program structure and governance are aligned with industry-standard cybersecurity frameworks. The full Board and our Audit Committee also receive regular reports on cybersecurity matters, including the Company’s incident response process.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics (“Code of Conduct”) forms the foundation of our culture and establishes the standards of ethical conduct applicable to all our directors, officers, and employees.
Our Code of Conduct was last updated in December 2023. In addition, we have adopted a Code of
Ethics for Senior Financial Officers (“Code of Ethics”) applicable to our CEO and senior financial officers. Copies of our Code of Conduct and Code of Ethics are publicly available in the Investor
Relations section of our website. Any waiver of our Code of Conduct or Code of Ethics with respect to our directors or executive officers may only be approved by our Board or its Audit Committee and will be disclosed on our website, as may be required under applicable SEC and NYSE rules.
Meetings
During 2023, the Board held a total of five meetings. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board during the period for which he or she was a director and (ii) the total number of meetings of all Board committees
(the “Committees”) on which he or she served during the period for which he or she was a director. It is the policy of the Board to encourage its members to attend our Annual Meeting of Shareholders. A majority of our Board members attended the 2023 Annual Meeting of Shareholders.
During 2023, our Board generally held executive sessions, or meetings of non-employee directors without members of our leadership team present, as part of regularly scheduled Board, Audit
Committee, Compensation Committee, and Nominating and Corporate Governance Committee
meetings. Our Board Co-Chairs preside over executive sessions of the Board. Messrs. Ashken, Milroy, and Walker generally preside over the executive sessions of the Audit, Compensation, and Nominating and Corporate Governance Committees, respectively.
Board Committees
Our Board has three standing Committees: an Audit Committee, a Compensation Committee, and a
Nominating and Corporate Governance Committee. Copies of the committee charters setting forth the responsibilities of the Committees are available in the Investor Relations section of our website at
www.apigroup.com, and such information is also available in print to any shareholder who requests it through our Investor Relations department. The Committees will periodically review their respective charters and recommend any needed revisions to the Board. The following is a summary of the composition of each Committee:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ian G.H. Ashken*	Paula D. Loop	Ian G.H. Ashken
Paula D. Loop	Thomas V. Milroy*	Anthony E. Malkin
Carrie A. Wheeler	Cyrus D. Walker	Cyrus D. Walker*
* Committee Chair

Sustainability and Corporate Governance

7
Audit Committee
Number of Meetings in 2023: Four
Responsibilities. Our Audit Committee operates pursuant to a formal charter that governs the responsibilities of the Audit Committee. Pursuant to the Audit Committee Charter, the Audit
Committee is responsible for, among other things:
•overseeing preparation of our financial statements, the financial reporting process and our compliance with legal and regulatory matters;
•appointing and overseeing the work of our independent auditor;
•preapproving all auditing services and permitted non-auditing services to be performed for us by our independent auditor and approving the fees associated with such work;
•approving the scope of the annual audit;
•reviewing interim and year-end financial statements;
•overseeing our internal audit function, reviewing any significant reports to the leadership team arising from such internal audit function and reporting to the Board;
•approving the Audit Committee report required to be included in our annual proxy statement; and
•reviewing and pre-approving all related party transactions.
The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.
Independence and Financial Expertise. The Board has reviewed the background, experience and independence of the Audit Committee members and based on this review, has determined that each member of the Audit Committee:
•meets the independence requirements of the NYSE governance listing standards;
•meets the enhanced independence standards for Audit Committee members required by the SEC; and
•is financially literate, knowledgeable and qualified to review financial statements.
In addition, the Board has determined that each of Mr. Ashken, Ms. Loop and Ms. Wheeler qualifies as an “audit committee financial expert” under SEC rules.
Compensation Committee
Number of Meetings in 2023: Three
Responsibilities. Our Compensation Committee operates pursuant to a formal charter that governs the responsibilities of the Compensation Committee. Pursuant to the Compensation Committee Charter,
last amended in December 2023, the Compensation Committee is responsible for, among other things:
•reviewing and approving corporate goals and objectives with respect to compensation for the CEO, evaluating the CEO’s performance and approving the CEO’s compensation based on such evaluation;
•determining the compensation of other non-CEO Section 16 executive officers and all equity awards to such executive officers and other employees;
•reviewing and approving on a periodic basis compensation and benefits paid to directors;
•reviewing and approving our 401(k) profit-sharing plans, stock purchase plans, and equity-
based compensation plans and incentive compensation plans, including reviewing and

Sustainability and Corporate Governance

8
approving the target performance benchmarks, if any, and range of aggregate value of our annual incentive program for the senior leadership team;
•reviewing and approving our executive officer compensation-related plans and policies; and
•approving the Compensation Committee report on executive compensation required to be included in our annual proxy statement.
Independence. The Board has reviewed the background, experience and independence of the
Compensation Committee members and based on this review, has determined that each member of the Compensation Committee:
•meets the independence requirements of the NYSE governance listing standards;
•is a “non-employee director” within the meaning of Rule 16b-3 under the Securities
Exchange Act of 1934, as amended (the “Exchange Act”); and
•meets the enhanced independence standards for compensation committee members established by the SEC.
Compensation Committee Interlocks and Insider Participation. None of the members of the
Compensation Committee who presently serve or, in the past year, have served on the Compensation
Committee has interlocking relationships as defined by the SEC or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related party transactions.
The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.
Use of Compensation Consultant
The Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisors as it may deem appropriate in its sole discretion. The Compensation Committee has sole authority to approve related fees and retention terms.
Since 2022, the Compensation Committee has utilized the services of Willis Tower Watson (“WTW”), a global human resources and risk management consulting firm, which acted as its compensation consultant to assist in reviewing competitive market data and preparing proposals for 2024 executive compensation. The total fees paid to WTW for these services in 2023 were approximately $130,197.
During 2023, our leadership team also retained separate business units of WTW (Corporate Risk &
Broking and Retirement) to provide insurance brokerage and human-capital management services to the Company. The total fees paid to WTW’s separate business units with respect to services provided during 2023 (excluding services provided as compensation consultant as discussed above) were approximately $3.5 million. The Compensation Committee was not involved in our leadership team’s decision to retain these separate business units of WTW to provide such services.
The Compensation Committee determined that the work of the separate business units of WTW on matters other than executive compensation did not raise any conflict of interest with WTW’s services as compensation consultant. It took into account, among other factors, WTW’s policies and procedures relating to the prevention and mitigation of conflicts of interest, and the use of separate teams for compensation consulting services and other services provided by WTW and its business units, and it determined that WTW is independent.

Sustainability and Corporate Governance

9
Nominating and Corporate Governance Committee
Number of Meetings in 2023: Two
Responsibilities. Our Nominating and Corporate Governance Committee operates pursuant to a formal charter that governs the responsibilities of the Nominating and Corporate Governance
Committee. Pursuant to the Nominating and Corporate Governance Committee Charter, the
Nominating and Corporate Governance Committee is responsible for, among other things:
•assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to our Board;
•leading the search for individuals qualified to become members of the Board and selecting director nominees to be presented for shareholder approval at our annual meetings;
•reviewing the Board’s committee structure and recommending to the Board for approval directors to serve as members of each committee;
•developing and recommending to the Board for approval a set of corporate governance guidelines and generally advising the Board on corporate governance matters;
•reviewing such corporate governance guidelines on a periodic basis and recommending changes as necessary; and
•reviewing director nominations submitted by shareholders.
The Nominating and Corporate Governance Committee may, when it deems appropriate, delegate certain of its responsibilities to one or more Nominating and Corporate Governance Committee members or subcommittees.
Independence. The Board has reviewed the background, experience and independence of the
Nominating and Corporate Governance Committee members and based on this review, has determined that each member of the Nominating and Corporate Governance Committee meets the independence requirements of the NYSE governance standards and SEC rules and regulations.
Consideration of Director Nominees. The Nominating and Corporate Governance Committee
considers possible candidates for nominees for directors from many sources, including shareholders.
The Nominating and Corporate Governance Committee evaluates the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the
Nominating and Corporate Governance Committee. Shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of shareholders may do so by delivering a written recommendation to our Secretary at the following address: APi Group Corporation, 1100 Old Highway 8
NW, New Brighton, Minnesota 55112, Attn: General Counsel and Secretary, generally not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which the Company held the preceding year’s annual meeting of shareholders. Submissions must include, among other things,
(i) all information relating to the individual subject to such nomination that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (ii) such individual’s written consent to being named in a proxy statement as a nominee and to serving as director if elected and (iii) such other information as may be required by our bylaws, including information with respect to the shareholder giving notice of such nomination.
In making nominations, the Nominating and Corporate Governance Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. In evaluating nominees, the Nominating and Corporate Governance Committee will consider the following attributes, which are desirable for a member of the Board: leadership, independence, interpersonal

Sustainability and Corporate Governance

10
skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints. As discussed above in"Board Composition and Diversity," we also recognize the value and strategic importance of Board diversity.
Anti-Hedging Policy
Our Insider Trading Policy, which is applicable to all employees (including executive officers) and directors of the Company, makes clear that no employee or director may engage in hedging transactions or any other forms of monetization transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities granted as compensation, or held directly or indirectly by the employee or director.
Communications with the Board
Under our Governance Guidelines, a process has been established by which shareholders and other interested parties may communicate with members of the Board. Any shareholder or other interested party may communicate in writing to any Chair of the Board, c/o General Counsel and Secretary, APi
Group Corporation, 1100 Old Highway 8 NW, New Brighton, MN 55112.
The Board has approved a process for handling correspondence received by the Company and addressed to non-employee directors. Under that process, any Chair or an officer delegated by the Co-
Chairs (“Delegated Officer”) reviews all such correspondence and maintains a log of all such correspondence and forwards to the directors copies of all correspondence that, in the opinion of any
Chair or the Delegated Officer, deal with the functions of the Board or Committees thereof or that any
Chair or Delegated Officer otherwise determines requires their attention. Any Chair or Delegated Officer may screen frivolous or unlawful communications and commercial advertisements. Directors may at any time review the log.
Certain Relationships and Related Party Transactions
Since January 1, 2023, we did not enter into any related party transactions other than as set forth below.
Advisory Services Agreement
On October 1, 2019, we entered into an Advisory Services Agreement with Mariposa Capital, LLC, an affiliate of Sir Martin. Under this agreement, Mariposa Capital, LLC agreed to provide certain services, including corporate development and advisory services, advisory services with respect to mergers and acquisitions, investor relations services, strategic planning advisory services, capital expenditure allocation advisory services, strategic treasury advisory services and such other services relating to the
Company as may from time to time be mutually agreed. In connection with these services, Mariposa
Capital, LLC is entitled to receive an annual fee equal to $4,000,000, payable in quarterly installments.
The initial term of this agreement was through October 1, 2020 and has been and will in the future be automatically renewed for successive one-year terms unless either party notifies the other party in writing of its intention not to renew this agreement no later than 90 days prior to the expiration of the term. This agreement may only be terminated by the Company upon a vote of a majority of our directors. In the event that this agreement is terminated by the Company, the effective date of the termination will be six months following the expiration of the initial term or a renewal term, as the case may be.

Sustainability and Corporate Governance

11
Registration Rights
Mariposa
The Company has agreed to provide Sir Martin, Messrs. Lillie and Ashken, and Mariposa Acquisition IV,
LLC with certain registration rights that require the Company to provide them with such information and assistance following the acquisition of APi Group, Inc. (the “APi Acquisition”), subject to certain restrictions and customary exceptions, as they may reasonably request to enable it to effect a disposition of all or part of their common stock or warrants, including, without limitation, the preparation, qualification and approval of a prospectus in respect of such common stock or warrants.
Viking Global Investors
Pursuant to the registration rights agreement dated March 24, 2020, with Viking Global Opportunities
Liquid Portfolio Sub-Master LP (“Viking”), the beneficial owner of approximately 10.6% of our outstanding shares of common stock as of April 19, 2024 (the "Record Date"), we (i) filed a registration statement on May 12, 2021 (that was declared effective by the SEC on May 21, 2021) to register the resale of common stock then held by Viking and (ii) agreed that, if we propose to register any of our common stock under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the public offering of such securities solely for cash (other than in certain excluded registrations), we will register all of the shares that the Viking Opportunities Fund requests to be included in such registration (subject to customary cutbacks if the underwriters determine that less than all of the shares requested to be registered can be included in such offering).
The registration rights agreement contains customary indemnities. Our obligations under the registration rights agreement will terminate on the earlier of (a) such time as all of the shares that may be registered under the agreement have been sold and (b) such time as all of such shares may be sold, transferred or otherwise disposed of in a single transaction without limitation under Rule 144 under the
Securities Act.
Series B Preferred Stock Transactions
In connection with the issuance of the Series B Preferred Stock, on January 3, 2022, we entered into registration rights agreements with Juno Lower Holdings L.P. (“Juno”) and FD Juno Holdings L.P. (“FD
Juno” and, together with Juno, the “Blackstone Purchasers”), which together with other entities affiliated with Blackstone Inc. beneficially own greater than 5% of the Company’s common stock,
Viking Global Equities Master Ltd. (“VGEM”) and Viking Global Equities II LP (“VGE” and, together with
VGEM, the “Viking Purchasers,” and together with the Blackstone Purchasers, the “Series B
Purchasers”), which together with other entities managed by Viking Global Investors LP beneficially own greater than 5% of the Company’s common stock. On January 3, 2022, we filed a registration statement to satisfy our obligations under such registration rights agreements to register the resale of the shares of common stock issuable upon conversion of or as dividends on the Series B Preferred
Stock.
On February 28, 2024, the Company entered into a Conversion and Repurchase Agreement with the
Series B Purchasers pursuant to which the Series B Purchasers agreed to convert all of the outstanding shares of the Series B Preferred Stock that they hold, which represents all of the shares of Series B
Preferred Stock outstanding. The transactions contemplated by the agreement were also consummated on February 28, 2024.
Under the terms of the agreement, (i) the Series B Holders each agreed to exercise their respective right to convert all of their Series B Preferred Stock into common stock, resulting in a total of 800,000 shares of Series B Preferred Stock being converted into approximately 32,803,519 shares of common stock of the Company (inclusive of approximately 283,196 shares attributable to accrued and unpaid dividends

Sustainability and Corporate Governance

12
thereon, the "Conversion Shares") and (ii) upon issuance of the Conversion Shares, the Company agreed to immediately repurchase one-half of the Conversion Shares, on a pro rata basis, from the
Series B Holders for an aggregate purchase price of $600 million.
The repurchase price was financed by (i) an incremental term facility of $300 million funded exclusively by the Blackstone Purchasers in the amount of $225 million and the Viking Purchasers in the amount of
$75 million, (ii) a drawdown under the Company’s existing revolving credit facility and (iii) cash on hand. The interest rate applicable to the incremental term facility is, at the Company’s option, either
(a) a base rate plus an applicable margin equal to 1.50% per annum or (b) a Term SOFR rate (adjusted for statutory reserves) plus an applicable margin equal to 2.50% per annum plus a credit spread adjustment.
As a result of the consummation of the transactions, all dividends and distributions have ceased to accrue on the Series B Preferred Stock, which have been converted and cancelled, the repurchased
Conversion Shares are no longer deemed to be outstanding, and all rights of the Series B Purchasers with respect to the Series B Preferred Stock and the repurchased Conversion Shares have been terminated.
David S. Blitzer, who was previously nominated by the Blackstone Purchasers as a member of the
Company’s board of directors pursuant to the Blackstone Purchasers’ nomination right under the securities purchase agreement for the Series B Preferred stock, resigned as a director effective immediately prior to the execution of the Conversion and Repurchase Agreement related to the Series
B Preferred Stock.
In addition, on March 5, 2024, the Series B Purchasers consummated the underwritten secondary public offering of a portion of the Conversion Shares, which offering was made pursuant to a registration statement filed by the Company and effected pursuant to the registration rights agreements with the Series B Purchasers.
Commercial Relationships
During 2023, we, through certain of our subsidiaries, provided fire safety and dust mitigation services to Royal Oak Enterprises, LLC (“ROE”), a manufacturer and distributor of charcoal, fire logs and related products, in the ordinary course of business and on arm’s length terms. As consideration for our services, we received aggregate revenue of approximately $3 million from ROE during 2023. Our Co-
Chair, Sir Martin E. Franklin, is the chairman and controlling shareholder of ROE.
Related Party Transactions
The Board has determined that the Audit Committee is best suited to review and pre-approve transactions with related persons, in accordance with the policy set forth in the Audit Committee
Charter. Such review will apply to any material transaction or series of related transactions or any material amendment to any such transaction involving a related person and the Company or any subsidiary of the Company. For purposes of the policy, “related persons” consists of executive officers, directors, director nominees, any shareholder beneficially owning more than 5% of the issued and outstanding common stock, and immediate family members of any such persons. In reviewing related person transactions, the Audit Committee takes into account all factors that it deems appropriate, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. No member of the Audit Committee is permitted to participate in any review, consideration or approval of any related person transaction in which the director or any of his or her immediate family members is the related person.

Sustainability and Corporate Governance

13
Director Compensation
Our non-employee director compensation policy provides for the following compensation for our non-
employee directors:
•Annual Retainer. Each non-employee director is entitled to an annual cash fee of $75,000, payable quarterly.
•Committee Fees. Members of any of our Committees are entitled to an additional annual cash fee of $5,000. Each of the chairs of our Committees is entitled to an additional $10,000 annual cash fee.
•Annual Equity Award. Each non-employee director will be granted annually a number of restricted stock units with a value of $100,000 at the date of issue. The restricted stock units will vest and settle into shares of common stock on the earlier of the one-year anniversary of the date of issuance and the date of the following year’s annual meeting of shareholders.
In addition, all of our directors are entitled to be reimbursed by the Company for reasonable expenses incurred by them in the course of their directors’ duties relating to the Company.
Sir Martin does not receive any additional compensation for services as a director in light of his affiliation with Mariposa Capital, LLC, which provides advisory services to the Company in exchange for a fee. In addition, Mr. Becker, who serves as our CEO, is not entitled to receive any additional compensation for his services as a director. Mr. Blitzer elected to waive all compensation for his service as a director for 2023.
The table below sets forth the non-employee director compensation for the year ended December 31,
2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Sir Martin E. Franklin	—	—	—
James E. Lillie	$75,000	$100,000	$175,000
Ian G.H. Ashken	$90,000	$100,000	$190,000
David S. Blitzer	—	—	—
Paula D. Loop	$82,500	$100,000	$182,500
Anthony E. Malkin	$80,000	$100,000	$180,000
Thomas V. Milroy	$88,750	$100,000	$188,750
Cyrus D. Walker	$90,000	$100,000	$190,000
Carrie A. Wheeler	$83,750	$100,000	$183,750
(1)Represents the aggregate grant date fair values of restricted stock units granted during 2023, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used in calculating the amounts for 2023, see Note 20 to our historical consolidated financial statements for the year ended
December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(2)The following table sets forth the aggregate number of restricted shares of our common stock and unexercised stock options to purchase our common stock outstanding at December 31, 2023 for each of our non-employee directors:

Sustainability and Corporate Governance

14

Name	Aggregate Number of Restricted Stock Units Outstanding at December 31, 2023	Aggregate Number of Unexercised Stock Options Outstanding at December 31, 2023
Sir Martin E. Franklin	—	—
James E. Lillie	3,948	—
Ian G.H. Ashken	3,948	—
David S. Blitzer	—	—
Paula D. Loop	3,948	—
Anthony E. Malkin	3,948	—
Thomas V. Milroy	3,948	37,500
Cyrus D. Walker	3,948	—
Carrie A. Wheeler	3,948	—
Director Stock Ownership Guidelines
In 2023, the Board adopted stock ownership guidelines, which provide that each independent director is expected to own, directly or indirectly, shares of our common stock having a value of at least five times the amount of the annual Board member retainer within four years following the date they are first elected to the Board.  All directors are in compliance with the Stock Ownership Guidelines.

Sustainability and Corporate Governance

15
Proposal 1—Election of Directors
Under our bylaws, directors are elected for a one-year term expiring at the next annual meeting of shareholders. Upon the recommendation of the Nominating and Corporate Governance Committee,
our Board has nominated Sir Martin E. Franklin, James E. Lillie, Ian G.H. Ashken, Russell A. Becker,
Paula D. Loop, Anthony E. Malkin, Thomas V. Milroy, Cyrus D. Walker and Carrie A. Wheeler for election or re-election, each for a one-year term that will expire at the 2025 Annual Meeting of shareholders.
Each of our directors consented to serve if elected.
Our bylaws provide that directors are elected by a majority of the votes cast with respect to the nominee for election to the Board at any meeting of shareholders at which directors are to be elected and a quorum is present, except in the case of a contested election. As set forth in our bylaws, “a majority of the votes cast” means that the number of shares voted “for” a nominee for election to the
Board exceeds the votes cast “against” such nominee and will not include abstentions. In the event of a contested election, in accordance with our bylaws, directors are elected by a plurality of the votes cast.
We believe that each of our directors possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our directors were nominated because we believe each is of high ethical character, highly accomplished in his or her field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Our directors as a group complement each other and each of their respective experiences, skills and qualities so that collectively the Board operates in an effective, collegial and responsive manner. Below we have set out each director’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Director Since 2017 Co-Chair Since 2019 Age: 59 Other Public Co. Boards: •Nomad Foods Limited •Element Solutions Inc •Admiral Acquisition Limited	Sir Martin E. Franklin
Sir Martin has served as a director of APi Group Corporation since September 2017 and has served as Co-Chair since October 2019. Sir Martin is the founder and Chief
Executive Officer of Mariposa Capital, LLC, and Chairman and controlling shareholder of Royal Oak Enterprises, LLC, a manufacturer of charcoal and grilling products, since July 2016. Sir Martin is also founder and Executive Chairman of
Element Solutions Inc, a specialty chemicals company, and has served as a director since its inception in April 2013, co-founder and co-chairman of Nomad Foods
Limited, a leading European frozen food company, and has served as a director since its inception in April 2014, and a founder and director of Admiral Acquisition
Limited since May 2023. Sir Martin was the co-founder and Chairman of Jarden
Corporation (“Jarden”) from 2001 until April 2016 when Jarden merged with Newell
Brands Inc (“Newell”) serving also as its CEO from 2001 to 2011 and its Executive
Chairman from 2011-2016. Prior to founding Jarden in 2001, between 1992 and
2000, Sir Martin served as the Chairman and/or Chief Executive Officer of three public companies: Benson Eyecare Corporation, an optical products and services company; Lumen Technologies, Inc., a holding company that designed, manufactured and marketed lighting products; and Bollé Inc., a holding company that designed, manufactured and marketed sunglasses, goggles and helmets worldwide.
Qualifications:
We believe Sir Martin’s qualifications to serve on our Board include his executive leadership experience, experience as a member of other corporate boards and his knowledge of public companies.

16

Director Since 2017 Co-Chair Since 2019 Age: 62 Other Public Co. Boards: • Nomad Foods Limited	James E. Lillie
Mr. Lillie has served as a director of APi Group Corporation since September 2017 and has served as Co-Chair since October 2019. Previously, he served as Jarden’s
Chief Executive Officer from June 2011 until Jarden’s business combination with
Newell in 2016. From 2003 to 2011 he served as Jarden’s Chief Operating Officer and President (from 2004). From 2000 to 2003, Mr. Lillie served as Executive Vice
President of Operations at Moore Corporation, Limited. From 1999 to 2000, he
served as Executive Vice President of Operations at Walter Industries, Inc., a
Kohlberg, Kravis, Roberts & Company (“KKR”) portfolio company. From 1990 to
1999, Mr. Lillie held a succession of senior level management positions across a variety of disciplines including human resources, manufacturing, finance and operations at World Color, Inc., another KKR portfolio company. Since June 2015,
Mr. Lillie has served on the board of directors of Nomad Foods Limited and served on the board of directors of Tiffany & Co. from February 2017 until January 2021.
Qualifications:
We believe Mr. Lillie’s qualifications to serve on our Board include his executive experience, service on other corporate boards and his knowledge of public companies.

Director Since 2019 Age: 63 Committees: •Audit (Chair) •Nominating and Corporate Governance Other Public Co. Boards: •Nomad Foods Limited •Element Solutions Inc.	Ian G.H. Ashken
Mr. Ashken has served as a director of APi Group Corporation since October 2019.
Previously, he was the co-founder of Jarden and served at various times as its Vice
Chairman, President, Chief Financial Officer, Secretary, and a director from June
2001 until the consummation of Jarden’s business combination with Newell in
April 2016. Prior to Jarden, Mr. Ashken served as the Vice Chairman and/or Chief
Financial Officer of three public companies: Benson Eyecare Corporation, Lumen
Technologies, Inc. and Bollé Inc. between 1992 and 2000. Mr. Ashken also serves as a director of Element Solutions Inc and Nomad Foods Limited and is a director or trustee of a number of private companies.
Qualifications:
We believe Mr. Ashken’s qualifications to serve on our Board include his executive experience, service on other corporate boards and his knowledge of public companies.

(Chief Executive Officer) Director Since 2019 Age: 58 Other Public Co. Boards: •None	Russell A. Becker
Mr. Becker has served as a director of APi Group Corporation since October 2019.
Mr. Becker joined APi Group, Inc. in 2002 as President and Chief Operating Officer
and became CEO in 2004. Mr. Becker has continued to serve as CEO of APi Group
Corporation following its acquisition of APi Group, Inc. in October 2019. Prior to leading APi Group, Inc., Mr. Becker served in a variety of roles at The Jamar
Company, a subsidiary of APi Group, Inc., including as a Manager of Construction from 1995 to 1997 and as President from 1998 until he joined APi Group, Inc. in
2002. Mr. Becker served as a project manager for Ryan Companies from 1993 to
1995 and as a field engineer with Cherne Contracting from 1991 to 1993. Since July
2017, Mr. Becker has served on the board of directors of Liberty Diversified
Industries and since January 2019 has served on the board of directors for Marvin
Companies, each a private company. Mr. Becker also serves on the advisory board for the Science of Engineering at Michigan Technological University.
Qualifications:
We believe Mr. Becker’s qualifications to serve on our Board include his extensive knowledge of APi Group and his years of executive leadership at APi Group.

Proposal 1—Election of Directors

17

Director Since 2022 Age: 62 Committees: •Audit •Compensation Other Public Co. Boards: •Fastly, Inc. •Robinhood Markets, Inc.	Paula D. Loop
Ms. Loop has served as a director of APi Group Corporation since March 2022. Ms.
Loop retired as an Assurance Partner at PricewaterhouseCoopers (“PwC”) in June
2021 after over 30 years with PwC. At PwC she was the leader of PwC’s Governance
Insights Center and served on the Board of Partners from 2017 to 2021. She was also previously the New York Metro Regional Assurance Leader leading one of
PwC’s largest Assurance practices. Ms. Loop has significant experience working with boards and audit committees across multiple markets and industry sectors on governance, accounting and SEC reporting matters. She serves as a director of
Robinhood Markets, a financial services company, since June 2021 and as a director of Fastly Inc., an edge cloud computing company, since July 2021. Ms.
Loop holds a bachelor’s degree in business administration from the University of
California at Berkeley.
Qualifications:
We believe Ms. Loop’s qualifications to serve on our Board include her public company experience specifically working with boards, audit committees and SEC reporting, and her service on other public company boards.

Director Since 2019 Age: 61 Committees: •Nominating and Corporate Governance Other Public Co. Boards: •Empire State Realty Trust, Inc.	Anthony E. Malkin
Mr. Malkin has served as a director of APi Group Corporation since October 2019.
Since October 2013, Mr. Malkin has served as Chairman and Chief Executive Officer of Empire State Realty Trust, Inc. (“ESRT”), a real estate investment trust. Mr.
Malkin joined ESRT’s predecessor entities in 1989. Mr. Malkin is the Chairman of
Malkin Holdings L.L.C. Mr. Malkin has been a leader in existing building energy efficiency retrofits through coordinating the team of Clinton Climate Initiative,
Johnson Controls, JLL and Rocky Mountain Institute in a groundbreaking project at the Empire State Building. Mr. Malkin led the development of standards for energy efficient office tenant installations, now known as the Tenant Energy Optimization
Program, at the Urban Land Institute. Mr. Malkin also serves as a member of the
Real Estate Roundtable and Chair of its Sustainability Policy Advisory Committee,
the Climate Mobilization Advisory Board of the New York City Department of
Buildings, Urban Land Institute, the Board of Governors of the Real Estate Board of
New York, and the Partnership for New York City’s Innovation Council.
Qualifications:
We believe Mr. Malkin’s qualifications to serve on our Board include his real estate investment experience, service on other corporate boards and his knowledge of public companies.

Proposal 1—Election of Directors

18

(Lead Independent Director) Director Since 2017 Age: 68 Committees: •Compensation (Chair) Other Public Co. Boards: •Interfor Corporation •Admiral Acquisition Limited	Thomas V. Milroy
Mr. Milroy has served as a director of APi Group Corporation since September 2017.
Mr. Milroy has been retired since 2015, and worked for BMO Capital Markets
(“BMOCM”), an investment banking firm, from 1993 to January 2015. From March
2008 to October 2014, Mr. Milroy served as Chief Executive Officer of BMOCM and acted as senior advisor to the Chief Executive Officer of BMO Financial Group from
November 2014 until his retirement in January 2015. During his tenure as Chief
Executive Officer at BMOCM, he was responsible for all of BMO’s business involving corporate, institutional and government clients globally. Mr. Milroy also serves as a director of Interfor Corporation, a large lumber producer, Admiral Acquisition
Limited, and Generation Capital Limited, a private investment company. Mr. Milroy is a member of the Law Society of Ontario. Previously, Mr. Milroy served as a director of Tim Hortons Inc. from August 2013 to December 2014 and Restaurant
Brands International Inc. from December 2014 to June 2018.
Qualifications:
We believe Mr. Milroy’s qualifications to serve on our Board include his experience as past Chief Executive Officer of a large financial services company, service on other corporate boards and his knowledge of finance, investment and corporate banking, mergers and acquisitions, risk assessment and business development.

Director Since 2019 Age: 56 Committees: •Nominating and Corporate Governance (Chair) • Compensation Other Public Co. Boards: •Houlihan Lokey, Inc.	Cyrus D. Walker
Mr. Walker has served as a director of APi Group Corporation since October 2019. As of August 2023, Mr. Walker has served as a Strategic Advisor for Fifth Down Capital, an investment firm that focuses on private companies in the global internet, software, consumer, and fintech industries. Mr. Walker has served as a director for
Starwood Credit Income Real Estate Trust (S-CREDIT) since November 2023. Since
February 2022, Mr. Walker has been a principal at Discovery Land Company, a U.S.-
based real estate developer and operator of private communities and resorts.
Since January 2022, Mr. Walker has been an operating partner at Vistria Group, a private equity investment firm, and has served as a director for The Mather Group, an investment advisory firm and affiliate of Vistria Group. Mr. Walker has served as a director for Flores & Associates LLC, also a Vistria Group affiliated company, since
August 2022. Mr. Walker has served as a director of privately held jewelry company,
Kendra Scott, since May 2021, and as a director of Houlihan Lokey, Inc since
November 2020. From April 2018 to March 2022, Mr. Walker served as the founder and Chief Executive Officer of The Dibble Group, an insurance brokerage and consulting firm and from January 2000, has served in several roles at Nemco
Group, LLC, an insurance brokerage and consulting firm, including serving as its
Co-Chief Executive Officer until April 2012, when it was acquired by a subsidiary of
NFP Corp., a multi-national insurance brokerage and consulting business. Mr.
Walker also founded and served as Chief Executive Officer of OSI Benefits, an insurance brokerage consulting firm and division of Opportunity Systems, Inc., from 1995 to January 2000.
Qualifications:
We believe Mr. Walker’s qualifications to serve on our Board include his executive experience and service on other corporate boards.

Proposal 1—Election of Directors

19

Director Since 2019 Age: 52 Committees: •Audit Other Public Co. Boards: •Opendoor •TKO Group Holdings, Inc.	Carrie A. Wheeler
Ms. Wheeler has served as a director of APi Group Corporation since October 2019.
Ms. Wheeler has served as Chief Executive Officer of Opendoor, a technology firm for residential real estate, since December 2022. She previously served as
Opendoor’s Chief Financial Officer since September 2020. From 1996 to 2017, Ms.
Wheeler was with TPG Global, a global private equity firm, including as a Partner and Head of Consumer and Retail Investing. In addition, Ms. Wheeler has served as a director for TKO Group Holdings, Inc. since September 2023, and has previously served on a number of other corporate boards, including Dollar Tree, Neiman
Marcus Group, and Petco Animal Supplies.
Qualifications:
We believe Ms. Wheeler’s qualifications to serve on our Board include her executive leadership, extensive experience in business assessment, mergers and acquisitions, financing and guiding public market transactions, her current experience as a Chief Executive Officer and former Chief Financial Officer of a public company, and her substantial experience serving on other corporate boards, including her previous service on other companies’ audit committees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

✔	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

Proposal 1—Election of Directors

20
COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion and Analysis ("CD&A") provides information regarding our executive compensation philosophy, programs and decisions for 2023 for our named executive officers (the
“NEOs”). For 2023, our NEOs were:

Name(1)	Title
Russell A. Becker	CEO and President
Kevin S. Krumm	Executive Vice President and CFO
Louis B. Lambert	Senior Vice President, General Counsel and Secretary
Kristina M. Morton	Senior Vice President and Chief People Officer
(1)We had only four "executive officers" as defined in Rule 3b-7 under the Exchange Act during 2023 and therefore had only four NEOs for 2023.
Compensation Strategy
Our executive compensation philosophy aligns executive compensation decisions with shareholder interests, business strategy, and performance. Our compensation plans are designed to drive long-
term financial returns for our shareholders and reward our executives for executing on the Company’s strategy and key initiatives. The strategy and priorities of our compensation philosophy are the following:

Strategically Aligned	Align with business strategies to deliver winning performance

Performance Based	Tie significant portions of compensation to performance metrics that align to our short- and long-term goals

Drives Shareholder Value Creation	Align each executive's interests with shareholder's interests

Market Informed	Design programs and compensation levels competitive with the external market

Motivates & Retains Executives	Attract and retain key executives capable of leading the business forward

21
Financial Highlights
In 2023, we delivered strong organic growth, record adjusted EBITDA margins, and improved free cash flow generation in an evolving macro environment. Net revenues grew organically by 5.4% in 2023, finishing the year with record net revenues of $6.9 billion. In line with our strategic initiatives, we continued to see strong improvements in adjusted gross margin for the year, up 180 basis points. The strong performance in gross margin led to 2023 adjusted EBITDA margin of 11.3%, representing margin expansion of 100 basis points. 2023 was the first year in APi history with adjusted free cash flow over
$500 million. We ended the year with record adjusted free cash flow of $537 million, representing approximately 69% conversion of adjusted EBITDA. This allowed us to fulfill our commitment driving net leverage to below 2.5x by the end of 2023.
1 Refer to Appendix for reconciliation of non-GAAP measures to most directly comparable GAAP measures.
Pay for Performance
The Compensation Committee creates a pay-for-performance culture with a significant portion of executive compensation delivered through at-risk pay. Their compensation is appropriately weighted between short- and long-term performance, balancing near- and long-term strategic goals and shareholder value creation.

Compensation Discussion & Analysis

22
Compensation Governance Practices
Our executive compensation governance practices are intended to support the needs of the business, drive performance, and ensure the leadership team's alignment with the short- and long-term interests of our shareholders.

What We DO
✓	Pay for performance with a substantial majority of pay dependent on performance, not guaranteed
✓	Use multi-year vesting terms for annual executive officer equity awards
✓	Balance short- and long-term incentives
✓	Require executive officers to place compensation at risk of “clawback” actions by the Company in appropriate circumstances
✓	Engage an independent compensation consultant
✓	Benchmark compensation to peer and market data during compensation decision-making process
✓	Maintain stock ownership guidelines for officers

What We DON’T DO
X	Maintain single trigger severance provisions upon a change in control in employment agreements
X	Permit liberal share recycling
X	Stock option repricing or exchange without shareholder approval
X	Permit hedging or short sales of the Company’s stock
X	Provide excise tax gross-ups for change in control payments
X	Provide excessive severance to executive officers
X	Provide excessive perquisites

Compensation Discussion & Analysis

23
Executive Compensation Setting Process
Roles and Responsibilities

Role	Responsibilities	Description
Compensation Committee	Oversees Programs and Decisions
Our Board has adopted a written Compensation Committee Charter that governs the responsibilities of the Compensation Committee. The
Compensation Committee is responsible for, among other things:
•reviewing and approving corporate goals and objectives with respect to compensation for the CEO, evaluating the CEO’s performance and approving the CEO’s compensation based on such evaluation; and
•determining compensation for the Company’s other executive officers.
In reviewing and determining executive compensation, the Compensation
Committee generally considers: compensation levels at peer companies and information derived from compensation surveys provided by outside consultants, as further described below; the Company’s past-year performance and growth; the results of any Say-on-Pay votes by shareholders; achievement of specific pre-established financial goals; a subjective determination of the executives’ past performance and expected future contributions to the Company; past equity awards granted to such executives; and the recommendation of the CEO.

Shareholders	Provide Feedback
The Compensation Committee evaluates the most recent advisory vote of the Company's shareholders on executive compensation, known as the
"Say-on-Pay" vote, as well as other feedback that it may receive from the
Company's largest shareholders in connection with this vote. Our Say-on-
Pay results consistently reflect strong support for the linkage between pay and performance in our compensation programs. Over the past three years our Say-on-Pay results have been above 95%.

			2021	2022	2023
		Say on Pay Results	97.5%	96.5%	95.5%

The Compensation Committee believes these voting results demonstrate significant continuing support for our executive compensation program. We seek input from our shareholders and conduct shareholder engagement efforts throughout the year. The Compensation Committee will continue to consider the views of our shareholders in connection with executive pay practices and programs and will make adjustments based on evolving best practices and changing regulatory or other requirements.

Independent Compensation Consultant	Advises Compensation Committee
In 2023, the Compensation Committee used WTW to serve as the independent compensation consultant. The information from WTW regarding pay practices at peer companies is used by the Compensation
Committee as a resource in its deliberations regarding executive compensation and will be useful in determining the marketplace competitiveness as well as reasonableness and appropriateness of our executive compensation programs.

Executive Officers	Provide Input and Insights
The Compensation Committee considers input from our CEO, CFO, and
Chief People Officer when determining performance metrics and objectives for our STI and LTI plans and evaluating performance against such metrics and objectives. Our CEO and Chief People Officer then evaluate the individual performance and the competitive pay positioning of senior management members who report directly to the CEO, including the NEOs, and then make recommendations to the Compensation Committee
regarding the target compensation for such NEOs and other executive officers of the Company.

Compensation Discussion & Analysis

24
Compensation Peer Group
How we use peer group data
We compare our executive compensation programs to those of 17 companies that make up our compensation peer group. The Compensation Committee uses peer group data to generally inform:
•compensation plan design,
•compensation levels for our NEOs, including base salaries, annual incentive targets and LTI award targets, and
•form and mix of equity awards granted to our NEOs.
When making compensation decisions, the Compensation Committee generally analyzes data relating to our peer group and considers the dynamics of operating in the safety services and specialty services industries, the importance of rewarding and retaining talented and experienced executives to continue to guide the Company, the alignment of our executive compensation program with shareholders’
interests and the voting guidelines of certain proxy advisory firms and shareholders. In addition, in connection with the 2023 executive compensation program design, the Compensation Committee received analyses, guidance and recommendations, including general information on executive compensation market trends and practices of peer companies, provided by the Compensation
Committee’s independent compensation consultant. The Compensation Committee does not strictly benchmark executive pay against this comparative compensation information, but instead uses this data as a market check on its compensation decisions.
How our peer group was determined
In determining our 2023 peer group, the Compensation Committee considered factors such as revenue, market capitalization, global scope of operations, and industry alignment. The approach taken by the
Compensation Committee in selecting the peer group excluded larger companies from the market data review but included them as “reference peers” for the purpose of providing qualitative data about program design for the Compensation Committee’s reference. For 2023 five peers were removed given they are predominantly construction and contracting companies and five peers were added that had a significant recurring service element to their business.

2023 Peer Group
ADT Inc.	Comfort Systems USA, Inc.	Resideo Technologies, Inc.
ABM Industries Incorporated	Ecolab Inc.	SNC-Lavalin Group Inc.
Aramark	EMCOR Group, Inc.	The Brink's Company
ASGN Incorporated	Jacobs Engineering Group Inc.	Waste Connections, Inc.
Cintas Corporation	Otis Worldwide Corporation	Xylem Inc.
Clean Harbors, Inc.	Republic Services, Inc.
Reference Peer
Johnson Controls International plc

Peer Group Changes Made for 2023
Removed from peer group:
Dycom Industries, Inc.	Primoris Services Corporation	Tutor Perini Corporation
MasTec, Inc.	Quanta Services, Inc.
Added to peer group:
ABM Industries Incorporated	Republic Services, Inc.	Waste Connections, Inc.
Clean Harbors, Inc.	The Brink's Company

Compensation Discussion & Analysis

25
Components of the Executive Compensation Program
Our NEOs receive a base salary, annual cash incentive compensation, and annual equity incentive awards (each, an “LTI Award”) and participate in our employee benefits programs and plans.
In the first quarter of 2023, the Compensation Committee approved, and the Company implemented, the executive compensation program for 2023.
The following table summarizes the primary components of the 2023 executive compensation program:

Role	Compensation Element & Purpose	Key Characteristics	How the Amount is Determined
Fixed	Base Salary Attract and retain top talent	Fixed compensation component paid in cash	Base salary decisions are informed by peer group market data by role, individual contributions to business outcomes, pay equity and future potential, among other factors
Variable (At- Risk)
Short-Term Incentives (STI)
Align compensation with
annual financial performance
on key financial metrics and
motivate the achievement of
those results
For further details see the
"Short-Term Incentive
Compensation" section
Variable compensation payable in cash, based on the achievement of pre- established annual financial goals 100% based on Adjusted EBITDA Payouts can range from 0-200% of target
Each NEO has an individual
target set as a % of base
salary
Individual target STI % are
informed by peer group
market data by role, job
scope and responsibilities,
pay equity and future
potential
Payouts are determined
based on actual financial
results vs. the pre-
established annual financial
goals

Long-Term Incentives (LTI)
Align the interests of our
executives with shareholders,
encourage long-term value
creation and serve as a
retention vehicle
For further details on the
Performance Share Units
("PSUs") and Restricted Stock
Units ("RSUs") see the "Long-
Term Incentive (LTI)" section.
Variable compensation tied to stock price performance and, in some cases, pre- established 3-year financial goals 60% Cumulative Adjusted EBITDA PSUs, payout range of 0-200%; 40% RSUs
Each NEO has an individual
target set as a % of base
salary
Individual target LTI %s are
informed by peer group
market data by role,
individual contributions to
business outcomes, pay
equity and future potential,
among other factors

Compensation Discussion & Analysis

26
2023 Compensation Decisions
Consistent with our compensation philosophy of paying for performance, our compensation decisions closely link pay and performance. Our performance during 2023 resulted in the following compensation actions.
Base Salary
The Compensation Committee expects to annually review the NEOs’ base salaries and make appropriate adjustments based on factors determined by the Compensation Committee, including individual responsibilities and performance, internal pay equity, compensation history, executive potential, and peer group and market-based data, as described above. During 2023, the base salaries of our NEOs changed as set forth below:

Name	Base Salary	Increase (%)
Russell A. Becker	$1,425,000	5.6%
Kevin S. Krumm	$792,000	5.6%
Louis B. Lambert(1)	$500,000	0%
Kristina M. Morton	$475,000	5.6%
(1)Mr. Lambert joined the Company in July 2022 and was not eligible for a base salary increase in 2023.
Short-Term Incentive Compensation
In 2023, Company executives had an opportunity to earn cash incentive compensation based on the achievement of annual performance goals developed in the annual budget process and approved by the Compensation Committee. The Compensation Committee annually reviews, and revises if necessary, the appropriateness of the performance metrics, their correlation to the Company’s overall growth strategy and the impact of such performance metrics on long-term shareholder value. The
Compensation Committee did not make any revisions to the STI plan after the goals were approved at the beginning of the performance period.
STI Opportunity. For 2023, all our NEOs were eligible for an annual cash incentive opportunity as outlined below, based on the achievement of a performance goal tied to the Company’s annual
Adjusted EBITDA performance.
Amounts payable under the annual incentive portion of the executive compensation plan can range from 0-200% of target, with a threshold payout at 40% of target and a maximum payout of 200% of target based on achievement of the performance goal. If the performance goal was achieved between the threshold level and target or between the target and maximum level, the amount of the annual incentive payment with respect to that performance goal is calculated on a linear basis from the target level.
Performance Metrics, Target, 2023 Performance and Payout. For 2023, the Compensation Committee
determined that the annual incentive compensation paid to our NEOs would be based on performance against adjusted EBITDA targets. Adjusted EBITDA is calculated based on net income, adjusted as described in the Appendix and to eliminate the impact of foreign currency fluctuations. The
Compensation Committee believes that our NEOs can impact adjusted EBITDA and that it is one of the most important performance metrics used by investors, shareholders and creditors as an indicator of the performance of our core business.

Compensation Discussion & Analysis

27

Payout %	0%	40%	100%	200%
Metric	< Threshold	Threshold	Target	Maximum
2023 Adjusted EBITDA Targets ($ in millions)	<$719.2	$719.2	$757.0	$794.9
2023 Adjusted EBITDA Actual Performance ($ in millions)	$783.2
2023 Financial Performance Score	169.1%
The Company’s adjusted EBITDA for 2023 was $783.2 million, resulting in an 169.1% payout on the annual cash incentives.
The payouts for the NEOs were:

Named Executive Officer	Target STI as a % of Base Salary	Financial Performance Payout Factor	Payout
Russell A. Becker	125%	169.1%	$3,012,094
Kevin S. Krumm	100%	169.1%	$1,339,272
Louis B. Lambert	75%	169.1%	$634,125
Kristina M. Morton	75%	169.1%	$602,419
Long-Term Incentive (LTI) Compensation
2023 LTI Grants
The 2023 executive compensation program adopted by the Compensation Committee includes the grant of LTI Awards under the Equity Incentive Plan. The Compensation Committee used a percentage of each NEO’s base salary to determine the value of the LTI Award to be granted to each NEO each year.
The Compensation Committee also believes that the structure of LTI Awards should correlate the value of any such award to the achievement by the Company of long-term and strategic objectives. As such, the Compensation Committee expects that a significant percentage of the amount of LTI Awards will be subject to the achievement of Company performance goals. Time-based awards are awarded as part of a balanced approach to encourage retention and ensure that the Company’s compensation programs do not encourage excessive risk-taking.
For 2023, the Compensation Committee approved the grant of a mix of PSUs and RSUs to the NEOs.
The RSUs represent 40% of the total target award amount and will vest ratably over three years from the date of grant. The PSUs represent 60% of the total target award amount, assuming performance and vesting at target levels. The performance metric for the 2023 PSU LTI Awards were based on cumulative adjusted EBITDA dollars. The metric was chosen because we believe it is a driver of sustained value creation over the long term for our shareholders. The cumulative adjusted EBITDA dollar metric has a three-year performance period and a payout range of 0-200% based on the achievement of the pre-established goals (below threshold performance equating to 0%, threshold performance equating to 25%, target performance equating to 100% and maximum performance equating to 200%), the achievement of which will be determined by the Compensation Committee

Compensation Discussion & Analysis

28
following the three-year performance period ending December 31, 2025. In 2023, the Compensation
Committee granted the following LTI Awards to the NEOs:

Named Executive Officer	Target LTI as a % of Base Salary	Total Grant Date Fair Value ($)	PSUs	RSUs
Russell A. Becker	400%	$5,700,030	$3,420,023	$2,280,007
Kevin S. Krumm	250%	$1,980,021	$1,188,003	$792,018
Louis B. Lambert	175%	$875,018	$525,006	$350,012
Kristina M. Morton	150%	$712,530	$427,509	$285,021
Each of the above PSU awards represents the target grant amount; actual shares earned at vesting, if any, may be higher or lower depending on the level of performance achieved.
2021-2023 PSU
In February 2024, Mr. Becker received the vested shares with respect to the PSU awards that were granted in February 2021 for the three-year performance period ending December 31, 2023 based on
Adjusted EBITDA Margin percentage at the of the performance period. The original PSU targets were adjusted due to the dilutive impact to margin percentage resulting from the Company's transformational acquisition of the Chubb Fire and Security business for $2.9 billion in January 2022.
For the trailing twelve-month period immediately preceding execution of the acquisition agreement,
Chubb Fire and Security had revenue of approximately $2.2 billion and adjusted EBITDA of approximately $213 million. After the Chubb adjustment, these awards achieved 100% of the goal number of shares. The following table summarizes performance achievement for this award.

Payout %	0%	25%	100%	200%
Metric	< Threshold	Threshold	Target	Maximum
2023 Adjusted EBITDA Margin Targets	<10.7%	10.7%	11.3%	13.3%
2023 Adjusted EBITDA Margin Actual Performance	11.3%
2021-2023 PSU Performance	100.0%
2022-2024 PSU—Target Share Price
In March 2022, Mr. Becker and Mr. Krumm were granted PSUs with a target share price performance criteria. These PSUs vest at target and only in the event that the performance target was achieved. The share price performance criteria was a $30+ per share price for 20 consecutive trading days. This represented a 44% increase from the grant date share price. On December 27, 2023 that performance criteria was met. The shares associated with this award will vest at target on March 7, 2025.
Benefits and Other Perquisites
We provide employees, including the NEOs, with a range of employee benefits including life and health insurance, disability benefits and retirement benefits (as described below), that are designed to assist in attracting and retaining skilled employees critical to our long-term success, and to be competitive with market practice.
401(k) & Profit Sharing Plan
Most of our domestic employees, including our NEOs, are eligible to participate in the Company’s tax-
qualified 401(k) & Profit Sharing Plan (the “401(k) Plan”). Pursuant to the 401(k) Plan, employees may

Compensation Discussion & Analysis

29
elect to contribute a portion of their current compensation to the 401(k) Plan, in an amount up to the statutorily prescribed annual limit. The 401(k) Plan provides the option for the Company to make matching contributions. Participants may also direct the investment of their 401(k) Plan accounts into several investment alternatives. The Profit Sharing Plan provides for an annual discretionary contribution of the Company's common stock based on certain performance criteria reviewed and approved by the Compensation Committee.
Other Benefits and Perquisites
We provide each of our NEOs with an executive term life insurance policy which provides a death benefit of $550,000 and an executive disability insurance policy which covers up to 75% of their base salary. We provide each of our NEOs with a car allowance. Certain NEOs receive reimbursement of the cost of annual physicals and/or reimbursement of monthly club dues.
Perquisites paid by the Company are reflected in the “All Other Compensation” column in the
Summary Compensation Table in the “Executive Compensation” section.
Employee Stock Purchase Plan
Most of our domestic employees, including our NEOs, are eligible to participate in the Company’s
Employee Stock Purchase Plan (the “ESPP”). Sales of shares of our common stock under the ESPP are generally made pursuant to offerings that are intended to satisfy the requirements of Section 423 of the Internal Revenue Code. The ESPP permits employees of the Company, including our NEOs, to purchase common stock at a discount equal to 85% of the lesser of (i) the market value of the common stock on the first day of the offering period, or (ii) the market value of the common stock on the purchase date, whichever is lower. Participants are subject to eligibility requirements and may not purchase more than 500 shares in any offering period or more than $10,000 of common stock in a year under the ESPP.
Other Compensation-Related Practices and Policies
Change in Control
The Employment Agreements with Mr. Becker and Mr. Krumm provide that if the executive is terminated either without “cause” (as defined in their Employment Agreements) or terminates their employment for “good reason” (as defined in their Employment Agreements) during the two-year period immediately following a “change in control” (as defined in the Equity Incentive Plan), they will be entitled to certain payments and benefits. The Executive Severance Policy, effective January 1, 2023, provides that if an Eligible Executive (as defined in the policy and not including Mr. Becker and Mr.
Krumm specifically) is terminated without “cause” (as defined in the policy) or terminates their employment for “good reason” (as defined in the Equity Incentive Plan) during the one-year period following a “change in control” (as defined in the Equity Incentive Plan), they will be entitled to certain severance payments and benefits. See the “Potential Payments Upon Termination or Change in
Control” section below. We believe such change in control provisions serve the best interests of the
Company and our shareholders by allowing our executives to exercise sound business judgement without fear of significant economic loss in the event they lose their employment with the Company as a result of a change in control. We also believe that such arrangements are competitive, reasonable and necessary to attract and retain key executives.
Executive Severance
Under their Employment Agreements, if Mr. Becker or Mr. Krumm are involuntarily terminated without
“cause” or terminate their employment for “good reason” during a period outside the two-year period

Compensation Discussion & Analysis

30
immediately following a change in control, each will be entitled to: (i) all previously earned and accrued but unpaid amounts of their base salary up to their termination date; and (ii) subject to certain conditions, severance pay as described under the “Potential Payments Upon Termination or Change in
Control” section below. Under the Executive Severance Policy, effective January 1, 2023, Mr. Lambert and Ms. Morton are entitled to severance pay as described under the “Potential Payments Upon
Termination or Change in Control” section below.
Clawback Policy
Effective August 1, 2023, the Company amended its Executive Compensation Clawback Policy to apply to excess incentive-based compensation received by any officers subject to Section 16 of the Exchange
Act ("covered officers") in the event of a required accounting restatement. The policy is intended to comply with the final rules regarding recovery of erroneously awarded compensation as promulgated by the SEC and the NYSE in 2022 and 2023, respectively. Subject to limited exceptions, the policy provides that the Company will recover the incentive-based compensation received by each covered officer during the prior three fiscal years that exceeds the amount that the covered officers otherwise would have received had the incentive-based compensation been determined based on the restated
financial statements.
Executive Stock Ownership Guidelines
The Compensation Committee believes that it is important to align the interests of our directors and executive officers, including our NEOs, with the interests of our shareholders. In 2022, the
Compensation Committee adopted Stock Ownership Guidelines for Executive Officers and Non-
Employee Directors, which require non-employee directors and executive officers to hold shares with a value equal to or exceeding a multiple of annual cash retainer or base salary, as applicable. Each non-
employee director and executive officer is expected to comply with the guidelines within four years following the date he or she becomes subject to the requirements. Failure to satisfy these Guidelines will limit the ability of the relevant individual to sell shares of our stock. The following table sets forth the Stock Ownership Guidelines:

Title	Stock Ownership Guidelines
CEO	5x Base Salary
Executive Vice Presidents & Senior Vice Presidents	2x Base Salary
Shares included in this calculation are those directly or indirectly owned (including without limitation unvested RSU awards not subject to achievement of performance goals) and shares held in savings plans (including without limitation the 401(k) Plan) or acquired through the ESPP. All NEOs are in compliance with the Stock Ownership Guidelines.

Compensation Discussion & Analysis

31
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the compensation of our NEOs for the fiscal years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Russell A. Becker	2023	$1,425,000	—	$5,700,030	$3,012,094	$60,506	$10,197,630
President and Chief Executive Officer	2022	$1,350,000	—	$5,400,052	$1,898,100	$53,705	$8,701,857
	2021	$1,250,012	—	$5,700,280	$1,025,000	$52,216	$8,027,508
Kevin S. Krumm	2023	$792,315	—	$1,980,020	$1,339,272	$39,732	$4,151,339
Executive Vice President and Chief Financial Officer	2022	$750,000	—	$1,875,022	$1,054,500	$27,398	$3,706,920
	2021	$213,068	—	$1,250,003	$220,000	$5,199	$1,688,270
Louis B. Lambert	2023	$500,000	—	$875,018	$634,125	$22,127	$2,031,270
Senior Vice President,General Counsel and Secretary	2022	$218,750	$120,000	$600,013	$230,672	$5,431	$1,174,866
Kristina M. Morton	2023	$475,000	—	$712,530	$602,419	$32,061	$1,822,010
Senior Vice President, Chief People Officer	2022	$397,211	$107,000	$1,600,017	$418,859	$16,896	$2,539,983
(1)The amounts in this column do not reflect compensation actually received by the NEOs, nor do they reflect the actual value that will be recognized by the NEOs. Instead, the amounts represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used in calculating the amounts for 2023, see Note 20 to our historical consolidated financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(2)Amounts shown in this column represent the aggregate grant date fair value of PSUs granted to certain of our NEOs, and the grant date fair value of time-based RSUs granted to each of our NEOs in the fiscal years indicated, computed in accordance with FASB ASC Topic 718. The aggregate grant date fair value of the PSUs that have an EBITDA performance condition was computed based on the probable outcome of the applicable performance target as of the grant date and
100% achievement of such performance target. For 2023, the value of these PSUs at the grant date assuming the highest level of performance achieved, earned at 200% of target would be $6,840,045 for Mr. Becker; $2,376,006 for Mr. Krumm;
$1,050,012 for Mr. Lambert; and $855,017 for Ms. Morton. The grant date fair value of the time-based RSUs was computed in accordance with FASB ASC Topic 718, based on the closing market price of our common stock on the grant date.
Additional information regarding the 2023 equity awards is set forth below in the Grants of Plan-Based Awards During
2023 table.
(3)The amounts reported reflect compensation earned for 2023 performance under our annual cash incentive compensation program. We make payments under this program in the first quarter of the fiscal year following the fiscal year in which they were earned after finalizing our annual audited financial statements.
(4)These amounts represent Company matching contributions to the 401(k) Plan, Company profit-sharing contributions of common stock to the 401(k) Plan, executive life and disability insurance benefits, annual executive physicals, club fees and car allowance. Additional detail regarding the components of the amounts shown for 2023 for each of our NEOs is provided in the "All Other Compensation Table" below.

32
All Other Compensation Table
The following table provides additional information on the amounts reported in the All Other
Compensation column of the Summary Compensation Table for 2023.

	R. Becker	K. Krumm	L. Lambert	K. Morton
401(k) Contributions by Company
Profit Sharing(1)	$9,081	$9,081	$0	$0
Cash Match	$9,494	$11,250	$11,250	$11,250
Executive Life and Disability	$27,067	$6,535	$1,877	$11,811
Annual Executive Physicals	$0	$3,866	$0	$0
Club Fees	$5,864	$0	$0	$0
Car Allowance	$9,000	$9,000	$9,000	$9,000
Total	$60,506	$39,732	$22,127	$32,061
(1) Mr. Lambert and Ms. Morton were not eligible to receive profit sharing contributions in 2023.
Grants of Plan-Based Awards During 2023
The following table provides information about cash (non-equity) and equity incentive compensation awarded to our NEOs in 2023. Information on the terms of these awards is discussed in greater detail in this proxy statement under the caption “Compensation Discussion and Analysis.” See “Potential
Payments Upon Termination or Change in Control” for a discussion of how equity awards are treated under various termination scenarios.

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Grant Date and Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Russell A. Becker	$712,500	$1,781,250	$3,562,500	2/27/2023	36,508	146,030	292,060		$3,420,023
				2/27/2023				97,353	$2,280,007
Kevin S. Krumm	$316,800	$792,000	$1,584,000	2/27/2023	12,682	50,726	101,452		$1,188,003
				2/27/2023				33,818	$792,018
Louis B. Lambert	$150,000	$375,000	$750,000	2/27/2023	5,604	22,417	44,834		$525,006
				2/27/2023				14,945	$350,012
Kristina M. Morton	$142,500	$356,250	$712,500	2/27/2023	4,564	18,254	36,508		$427,509
				2/27/2023				12,170	$285,021
(1)The amounts in these columns reflect potential payments of annual cash incentive compensation based on 2023 performance. The 2023 annual cash incentive payments were made in March 2024. The actual amounts paid under our annual cash incentive compensation program are the amounts reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
(2)This column represents the number of PSUs granted in 2023 to the NEOs. The threshold, target and maximum amounts reflect the maximum number of shares that may be earned assuming that 25%, 100% and 200% of the applicable performance target is achieved. See footnote 3 to the Summary Compensation Table and page 28 of the CD&A for additional information.
(3)This amount represents the number of RSUs granted in 2023 to the NEOs. The RSUs vest in equal installments on the first, second and third anniversaries of the grant date.
(4)Each amount reported in this column represents the grant date fair value of the applicable award which was determined pursuant to FASB ASC Topic 718. The actual amounts that will be received by our NEOs with respect to these performance-based awards will be determined at the end of the performance period based upon our actual stock price performance, which may differ from the performance that was deemed probable at the date of the grant.

Executive Compensation

33
Outstanding Equity Awards at 2023 Year End
The following table provides information concerning unvested RSUs and PSUs held by each of our
NEOs as of December 31, 2023.

Name	Stock Awards
	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: # of Unearned Shares Not Vested (#)	Equity Incentive Plan Awards: Value Unearned Shares Not Vested ($)(2)
Russell A. Becker	2/27/2023		97,353	$3,368,414
	2/27/2023	(3)			36,508	$1,263,177
	3/9/2022		34,666	$1,199,444
	3/9/2022	(4)			143,618	$4,969,183
	3/9/2022	(5)			26,000	$899,600
	2/17/2021		17,452	$603,839
	2/17/2021	(6)			209,425	$7,246,105
Kevin S. Krumm	2/27/2023		33,818	$1,170,103
	2/27/2023	(3)			12,682	$438,797
	3/9/2022		12,036	$416,446
	3/9/2022	(4)			49,868	$1,725,433
	3/9/2022	(5)			9,028	$312,369
	9/20/2021		20,148	$697,121
Louis B. Lambert	2/27/2023		14,945	$517,097
	2/27/2023	(3)			5,605	$193,933
	8/2/2022		22,359	$773,621
Kristina M. Morton	2/27/2023		12,170	$421,082
	2/27/2023	(3)			4,564	$157,914
	3/9/2022		51,356	$1,776,918
(1)The RSUs vest in equal installments on the first, second and third anniversaries of the grant date.
(2)These amounts are calculated by multiplying the closing price of the underlying shares of common stock on December
29, 2023, or $34.60 per share, by the number of units. The actual value realized could be different based upon the stock price at the time of settlement.
(3)These PSUs are subject to a three-year performance period beginning January 1, 2023 and ending December 31, 2025, and may be earned and vested at the end of the three-year performance period. The amount shown represents the number of units assuming threshold level performance. There is no assurance that the target amount will be the actual amount ultimately paid.
(4)These PSUs vest at the later of the third anniversary of the grant date and the date the performance target is achieved on or prior to the fifth anniversary of the grant date.
(5)These PSUs are subject to a three-year performance period beginning January 1, 2022 and ending December 31, 2024, and may be earned and vested at the end of the three-year performance period. The amount shown represents the number of units assuming threshold level performance. There is no assurance that the target amount will be the actual amount ultimately paid.
(6)These PSUs are subject to a three-year performance period beginning January 1, 2021 and ending December 31, 2023, and may be earned and vested at the end of the three-year performance period. The amount shown represents the number of units at target level performance.

Executive Compensation

34
Stock Vested During 2023
The following table provides information regarding vesting of RSUs and the value realized on vesting of
RSUs on an aggregated basis during the fiscal year ended December 31, 2023 for each of the NEOs.

Name	Stock Awards(1)
	# of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Russell A. Becker	34,785	$778,797
Kevin S. Krumm	26,167	$709,156
Louis B. Lambert	11,180	$322,990
Kristina M. Morton	25,679	$583,427
(1)These columns reflect RSUs previously awarded to the NEOs that vested during 2023 and represents gross amounts before withholding for tax purposes.
(2)Calculated based on the closing price of a share of common stock on the applicable vesting dates.
Potential Payments Upon Termination or Change in Control
Our Employment Agreements with Mr. Becker and Mr. Krumm as in effect in 2023 provide for severance payments under certain circumstances. Under these Employment Agreements, the Company may terminate Mr. Becker’s and Mr. Krumm’s employment at any time with or without “cause” (as defined in their respective Employment Agreements), and each of these executives may terminate employment at any time for “good reason” (as defined in their respective Employment Agreements). If the Company terminates the employment of Mr. Becker or Mr. Krumm without cause or if they terminate employment for good reason, each would be entitled to receive (i) his base salary for two years from the date of termination, (ii) an amount equal to two times his target annual bonus, paid in two annual installments, (iii) any earned and accrued but unpaid base salary up to the date of termination, (iv) his prorated annual bonus for the year in which the termination occurs, (v) any unpaid annual bonus with respect to any completed fiscal year and (vi) his vested employee benefits. In addition, Mr. Krumm would be entitled to continued insurance coverage for eighteen months following the date of termination. Neither Mr. Becker nor Mr. Krumm would be entitled to any unearned salary, bonus or other benefits if the Company were to terminate them for cause or if they were to terminate employment voluntarily without good reason.
With respect to Mr. Becker and Mr. Krumm, pursuant to their respective Employment Agreements, if employment should terminate as a result of the death or disability of the executive, the executive, or his estate, would be entitled to receive (i) all previously earned and accrued but unpaid base salary up to the date of termination and (ii) his prorated annual bonus for the year in which termination occurs.
The Company’s obligation under the Employment Agreements with these executives terminates on the last day of the month in which the executive’s death occurs or on the date of termination of employment on account of the executive’s disability.
With respect to Mr. Lambert and Ms. Morton, as provided under the Executive Severance Policy (i) if, during the one-year period immediately following a “change in control,” the Company terminates the executive without “cause” (as defined in the policy) or if the executive terminates employment for
“good reason” (as defined in the Equity Incentive Plan), the executive would be entitled to receive, subject to satisfaction of certain conditions, (a) an amount equal to 1.5x base salary, (b) an annual bonus amount based on target performance, (c) continued insurance coverage for twelve months following the date of termination, and (d) accelerated vesting of his or her unvested RSUs and PSUs at the greater of actual or target performance; and (ii) if the Company should terminate the executive without cause at any other time, the executive would be entitled to receive, subject to satisfaction of

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35
certain conditions, (a) an amount equal to 1.0x or 1.5x base salary, determined by length of employment, (b) an annual bonus amount based on target performance, and (c) continued COBRA insurance coverage for twelve months following the date of termination. Neither Mr. Lambert nor Ms.
Morton would be entitled to any unearned salary, bonus or other benefits if the Company were to terminate them for cause or if they were to terminate employment voluntarily without good reason.
The following table shows the estimated benefits payable to each other NEO in the event of termination of employment and/or change in control of the Company, as described above. The amounts shown assume that a termination of employment or a change in control occurs on December
31, 2023. The amounts do not include payments or benefits provided under insurance or other plans that are generally available to all full-time employees.

Name	Termination without Cause or for Good Reason not in connection with a Change in Control ($)	Death or Disability ($)	Termination without Cause or for Good Reason in connection with a Change in Control ($)	Change in Control ($)
Russell A. Becker
Cash Severance	$8,193,750	$1,781,250	$8,193,750	—
Intrinsic Value of Equity(1)	—	—	$26,037,919	$5,171,697
Insurance Benefits(2)	—	—	$38,051	—
Total	$8,193,750	$1,781,250	$34,269,719	$5,171,697
Kevin S. Krumm
Cash Severance	$3,960,000	$792,000	$3,960,000	—
Intrinsic Value of Equity(1)	—	—	$7,013,628	$2,283,669
Insurance Benefits(2)	$38,051	—	$38,051	—
Total	$3,998,051	$792,000	$11,011,678	$2,283,669
Louis B. Lambert
Cash Severance	$875,000	—	$1,125,000	—
Intrinsic Value of Equity(1)	—	—	$2,066,347	$1,290,718
Insurance Benefits(2)	$16,315	—	$16,315	—
Total	$891,315	—	$3,207,661	$1,290,718
Kristina M. Morton
Cash Severance	$831,250	—	$1,068,750	—
Intrinsic Value of Equity(1)	—	—	$2,829,588	$2,198,000
Insurance Benefits(2)	$24,547	—	$24,547	—
Total	$855,797	—	$3,922,885	$2,198,000
(1)The Intrinsic Value of Equity represents the value of the acceleration of vesting of the executive’s RSUs and PSUs in the event of termination without cause or for good reason during the applicable period immediately following a change in control or upon a change in control pursuant to the applicable PSU agreement. The value is calculated by multiplying the closing price of a share of common stock on December 31, 2023, or $34.60 per share, by the number of units, which, in the case of PSUs, assumes target performance.
(2)Amount includes the cost of benefits continuation for the applicable period.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are
providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our CEO, Mr. Becker.
For fiscal 2023:
•The total compensation of our median employee, calculated in accordance with the rules applicable to the Summary Compensation Table, was $59,235;

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36
•The total compensation of our CEO, as reported in the Summary Compensation Table, was
$10,197,630; and
•The ratio of our CEO's total compensation to the median employee's total compensation was
172 to 1.
As permitted by SEC Rules, we used the same median employee that was identified in the preparation of the CEO pay ratio disclosure for fiscal 2022, as there has not been a material change in our employee population or compensation arrangements that would result in a significant change in the disclosure.
Additionally, there has not been a material change in the circumstances of the employee identified as the median employee for fiscal 2022.
To identify our median employee:
•We included all Company employees (excluding the CEO) as of December 31, 2022, located in 10 countries in which we have operations; our employees in those 10 countries represent approximately 95% of employees on that date.
•We excluded 1,402 employees from 13 countries under the SEC’s de minimis exemption.
•We used the gross cash compensation paid during calendar year 2022; we did not make any cost-
of-living or other adjustments in identifying the median employee, and we did not annualize the pay of any employees who were not employed for the full year. As of December 31, 2022, our employee population consisted of approximately 27,400 individuals working at the Company and its subsidiaries, of which approximately 13,500 were based in the United States and approximately 13,900 were based outside of the United States.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
This information is being provided in response to SEC disclosure requirements. Neither the
Compensation Committee nor the leadership team of the Company uses the pay ratio measure in making any compensation decisions.
Pay Versus Performance
As required by pay versus performance rules adopted by the SEC in 2022 (“PVP Rules”), the below Pay
Versus Performance table (“PVP Table”) provides information about compensation for this proxy statement’s NEOs, as well as NEOs from our 2023, 2022, and 2021 proxy statements (each of 2020, 2021,
2022, and 2023, a “Covered Year”). The PVP Table also provides information about the results for certain financial performance measures during those same Covered Years. In reviewing this information, there are a few important things to consider:
•The information in columns (b) and (d) comes directly from this and prior years’ Summary
Compensation Tables, without adjustment;
•As required by the PVP Rules, we describe the information in columns (c) and (e) as
“compensation actually paid” (or “CAP”) to the applicable NEOs, but these CAP amounts may not necessarily reflect compensation that our NEOs actually earned for their service in the Covered
Years;
•The PVP Rules require that we choose a peer group or index for purposes of TSR comparisons, and

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37
we have chosen the same peer group reflected in our Annual Report on Form 10-K for the year ended December 31, 2023, which group consists of: Cintas Corporation, Comfort Systems USA,
Inc., EMCOR Group Inc., Jacobs Engineering Group Inc., Johnson Controls International plc,
MasTec Inc., Otis Worldwide, and Quanta Services, Inc (the “PVP Peer Group”); and
•As required by the PVP Rules, we provide information about our cumulative TSR, cumulative PVP
Peer Group TSR results and U.S. GAAP net income results (the “External Measures”) during the
Covered Years in the PVP Table, but we did not actually base any compensation decisions for the
NEOs on, or link any NEO pay to, these particular External Measures.
Pursuant to the PVP Rules, the Company is required to designate one financial metric as the
“Company-Selected Measure,” or the most important financial measure that demonstrates how the
Company sought to link 2023 executive pay to performance. For 2023, the Company has selected adjusted EBITDA. Please refer to Appendix for reconciliation of non-GAAP measures to most directly comparable GAAP measures.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (millions)	Adjusted EBITDA (millions)
					Total Shareholder Return	Peer Group Total Shareholder Return (4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$10,197,630	$21,082,748	$2,668,206	$4,283,108	$328	$206	$153	$782
2022	$8,701,857	$4,391,722	$1,928,794	$1,723,965	$178	$172	$73	$673
2021	$8,027,508	$11,514,717	$1,611,370	$1,288,101	$244	$181	$47	$407
2020	$1,742,994	$4,880,625	$858,874	$1,069,057	$172	$126	($153)	$381
(1)Russell Becker was the principal executive officer (“PEO”) for each of the Covered Years. The names of each of the other
NEOs included for purposes of calculating the average amounts in each Covered Year are as follows: (i) for 2023, Kevin
Krumm, Louis Lambert, and Kristina Morton; (ii) for 2022, Kevin Krumm, Louis Lambert, Kristina Morton, David Jackola,
and Andrea Fike; (iii) for 2021, Kevin Krumm, Andrea Fike, Paul Grunau, Thomas Lydon, and Andrew Cebulla; and (iv) for
2020, Thomas Lydon, Julius Chepey, Andrea Fike, Paul Grunau, and Mark Polovitz.
(2)In accordance with the PVP Rules, the following adjustments were made to Mr. Becker’s total compensation for each
Covered Year to determine the PEO CAP:

Year	Stock Awards Value Reported for the Covered Year	Year End Fair Value of Equity Awards Granted in the Covered Year	Year over Year Change in Fair Value of Equity Awards Outstanding and Unvested at Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	($5,700,030)	$8,421,052	$8,039,605	$124,491	$0	$0	$0	$10,885,118
2022	($5,400,052)	$4,910,468	($1,700,530)	($2,120,022)	$0	$0	$0	($4,310,135)
2021	($5,700,280)	$6,746,096	$1,244,597	$496,532	$700,263	$0	$0	$3,487,209
2020	$—	$—	$2,482,662	$654,969	$0	$0	$0	$3,137,631
(a)The grant date fair value of equity awards represents the amount reported in the “Stock Awards” column in the
Summary Compensation Table and subtracted for the applicable Covered Year.
(b)The equity award adjustments for each applicable Covered Year include those adjustments required by Item
402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Executive Compensation

38
(3)In accordance with the requirements of Item 402(v) of Regulation S-K, adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Becker) for each Covered Year to determine the compensation actually paid, using the same methodology described above in Note 2. The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Stock Awards Value Reported for the Covered Year (a)	Average Year End Fair Value of Equity Awards Granted in the Covered Year	Year over Year Average Change in Fair Value of Equity Awards Outstanding and Unvested at Year End	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	Average Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	($1,189,189)	$1,756,873	$903,867	$143,351	$0	$0	$0	$1,614,902
2022	($949,022)	$878,847	($91,897)	($42,757)	$0	$0	$0	($204,829)
2021	($819,570)	$515,967	$49,560	$40,286	$71,988	($181,500)	$0	($323,269)
2020	($148,190)	$—	$305,231	$53,141	$0	$0	$0	$210,182
(a)The grant date fair value of equity awards represents the amount reported in the “Stock Awards” column in the
Summary Compensation Table and subtracted for the applicable Covered Year.
(b)The equity award adjustments for each applicable Covered Year include those adjustments required by Item
402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(4)Peer Group TSR represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.
Descriptions of Relationships Between CAP and Certain Financial Performance Measure Results
The PVP Rules require that comparisons be made between certain columns in the PVP Table. Such comparisons are provided graphically below. In accordance with that approach, the following charts show the relationships across the Covered Years between (1) our cumulative TSR and the cumulative
TSR for the PVP Peer Group reflected in the PVP Table above, (2) our cumulative TSR and Mr. Becker’s
CAP and the non-PEO NEOs’ average CAP, (3) our GAAP Net Income reflected in the PVP Table above and Mr. Becker’s CAP and the non-PEO NEOs’ average CAP, and (4) our adjusted EBITDA reflected in the
PVP Table above and Mr. Becker’s CAP and the non-PEO NEOs’ average CAP.

Executive Compensation

39
Required Disclosure of Most Important Measures
Adjusted EBITDA represents the most important metric we used to determine executive compensation for 2023 as further described in our CD&A.

Executive Compensation

40
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with the Company's leadership team and, based on such review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement.
The Compensation Committee
Thomas V. Milroy, Chair
Paula D. Loop
Cyrus D. Walker

41
SECURITY OWNERSHIP
The following table sets forth certain information regarding (i) all shareholders known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of common stock and (ii) each director, each NEO and all directors and executive officers as a group, together with the approximate percentages of issued and outstanding shares of common stock owned by each of them. Percentages are calculated based upon shares of common stock issued and outstanding plus shares of common stock which the holder has the right to acquire under share options, restricted stock units, or Series A Preferred Stock exercisable for, or convertible into, common stock within 60 days of April 19, 2024. Unless otherwise indicated, amounts are as of April 19, 2024, and each of the shareholders has sole voting and investment power with respect to the common stock beneficially owned, subject to community property laws where applicable. As of April 19, 2024, we had
272,636,981 shares of common stock issued and outstanding, and 4,000,000 shares of Series A
Preferred Stock issued and outstanding. Each share of common stock and Series A Preferred Stock is entitled to one vote per share.
Unless otherwise indicated, the address of each person named in the table below is c/o APi Group, Inc.,
1100 Old Highway 8 NW, New Brighton, MN 55112.

Beneficial Owner	Shares Beneficially Owned
	Number		% of Common Stock
More than 5% Shareholders:
Entities managed by Viking Global Investors LP	28,984,298	(1)	10.6%
Sir Martin E. Franklin	33,252,458	(2)	12.2%
The Vanguard Group	20,790,443	(3)	7.6%
BlackRock, Inc.	15,598,412	(4)	5.7%
Named Executive Officers and Directors:
Sir Martin E. Franklin	33,252,458	(2)	12.2%
James E. Lillie	6,601,614	(5)	2.4%
Ian G.H. Ashken	6,310,789	(6)	2.3%
Russell A. Becker	3,147,384	(7)	1.2%
Kevin S. Krumm	37,641	(8)	*
Louis B. Lambert	8,754		*
Paula D. Loop	10,214	(9)	*
Thomas V. Milroy	79,510	(10)	*
Anthony E. Malkin	198,210	(11)	*
Kristina M. Morton	33,900		*
Cyrus D. Walker	32,010	(9)	*
Carrie A. Wheeler	32,010	(9)	*
All Current Executive Officers and Directors as a group (12 persons):	49,744,494	(12)	18.2%
*Represents beneficial ownership of less than one percent (1%) of our outstanding common stock or total voting power, as applicable.
(1)Based on a Schedule 13G/A filed with the SEC on March 1, 2024 and a Form 4 filed with the SEC on March 7, 2024. As of
March 5, 2024, (i) 27,032,516 shares of common stock are held by Viking Global Opportunities Illiquid Investments Sub-
Master LP (“VGOP”), which has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), and by

42
Viking Global Investors LP (“VGI”), an affiliate of Opportunities Portfolio GP, which provides managerial services to VGOP,
(ii) 1,912,750 shares of common stock are held by Viking Global Equities Master Ltd. (“VGEM”), which has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, Viking
Global Performance LLC (“VGP”), and VGI, who provides managerial services to VGEM and (iii) 39,032 shares of common stock are held by Viking Global Equities II LP (“VGEII”), which has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, VGP, and by VGI, an affiliate of VGP, which provides managerial services to VGEII.  O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of
Viking Global Partners LLC (general partner of VGI), VGP and Viking Global Opportunities Parent GP LLC (“Opportunities
Parent”), have shared power to direct the voting and disposition of the shares of common stock beneficially owned by
VGI, VGP and Opportunities Parent.  The address for each of the above entities is c/o Viking Global Investors LP, 600
Washington Boulevard, Floor 11, Stamford, Connecticut 06901.
(2)This amount consists of (i) 15,426,902 shares of common stock held by MEF Holdings, LLLP; (ii) 4,008,640 shares of common stock (which includes 4,000,000 shares of common stock issuable upon conversion of Series A Preferred Stock which are convertible at any time at the option of the holder into common stock on a one-for-one basis) held by Mariposa
Acquisition IV, LLC ; (iii) 5,455,411 shares of common stock held by JTOO (as defined below), which Sir Martin has the sole power to vote pursuant to an Irrevocable Proxy Agreement, dated January 5, 2021, between himself and each of Ian G. H.
Ashken, James E. Lillie and Robert A. E. Franklin, pursuant to which each of them granted Sir Martin an irrevocable proxy to vote, for so long as Sir Martin serves as a director of the Company, all shares of common stock owned, directly or indirectly, by each of them (the “2021 Proxy Agreement”); (iv) 1,142,255 shares of common stock held by James E. Lillie, which Sir Martin has the sole power to vote pursuant to the 2021 Proxy Agreement; (v) 5,978,779 shares of common stock held by IGHA (as defined below), which Sir Martin has the sole power to vote pursuant to the 2021 Proxy Agreement; (vi)
228,062 shares of common stock held by The Ian G. H. Ashken Living Trust (including 200,000 shares of common stock held jointly by the Ian G.H. Ashken Living Trust and the Nancy K. Ashken Living Trust), which Sir Martin has the sole power to vote pursuant to the 2021 Proxy Agreement; (vii) and 1,012,409 shares of common stock held by Robert A. E. Franklin, which Sir Martin has the sole power to vote pursuant to the 2021 Proxy Agreement. MEF Holdings, LLLP, the general partner of which is wholly-owned by the Martin E. Franklin Revocable Trust of which Sir Martin is the sole settlor and trustee, holds a limited liability company interest in Mariposa Acquisition IV, LLC and, as a result, Sir Martin may be deemed to have a pecuniary interest in 1,728,400 shares of common stock issuable upon conversion of Series A Preferred
Stock held by Mariposa Acquisition IV, LLC.
(3)Based on a Schedule 13G/A filed with the SEC on February 13, 2024. As of December 29, 2023, the Vanguard Group, Inc.
has shared voting power over 294,592 shares of common stock; sole dispositive power over 20,297,989 shares of common stock and shared dispositive power over 492,454 shares of common stock. The address of the principal business office of
The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(4)Based on a Schedule 13G/A filed with the SEC on January 29, 2024. As of December 31, 2023, BlackRock, Inc. has sole voting power over 15,322,826 shares of common stock and sole dispositive power over 15,598,412 shares of common stock. The address of the principal business office of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(5)This amount consists of (i) 5,455,411 shares of common stock held directly by JTOO; (ii) 1,142,255 shares of common stock held directly by Mr. Lillie (which are subject to the 2021 Proxy Agreement but over which Mr. Lillie retains direct or indirect investment power); and (iii) 3,948 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of April 19, 2024. In addition, JTOO LLC (“JTOO”), which is owned by the Lillie 2015 Dynasty Trust of which
Mr. Lillie is the grantor, holds a limited liability company interest in Mariposa Acquisition IV, LLC and, as a result, Mr. Lillie may be deemed to have a pecuniary interest in 1,659 shares of common stock held by Mariposa Acquisition IV, LLC and
768,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Mariposa Acquisition IV,
LLC.
(6)This amount consists of (i) 5,978,779 shares of common stock held by IGHA (which are subject to the 2021 Proxy
Agreement but over which Mr. Ashken has retained direct or indirect investment power); (ii) 28,062 shares of common stock held directly by The Ian G.H. Ashken Living Trust (the “Ashken Trust”) of which Mr. Ashken is the sole settlor and trustee (which are subject to the 2021 Proxy Agreement but over which Mr. Ashken has retained direct or indirect investment power); (iii) 200,000 shares of common stock directly held by the Ian GH Ashken Living Trust and the Nancy K.
Ashken Living Trust as tenants in common; (iv) 3,948 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of April 19, 2024; and (v) 100,000 shares of common stock held by a non-profit family foundation of which Mr. Ashken and his spouse serve as directors. In addition, IGHA Holdings, LLLP (“IGHA”), the general partner of which is wholly-owned by Ashken Trust, holds a limited liability company interest in Mariposa Acquisition IV,
LLC and, as a result, Mr. Ashken may be deemed to have a pecuniary interest in 1,659 shares of common stock held by
Mariposa Acquisition IV, LLC and 768,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Mariposa Acquisition IV, LLC.
(7)This amount consists of (i) 1,263,986 shares of common stock held directly by Mr. Becker; (ii) 130,950 shares of common stock held directly by Mr. Becker’s spouse; (iii) 572,993 shares of common stock held by The Russell A. Becker 2016 Family

Security Ownership

43
Trust, of which Mr. Becker’s spouse is the trustee and over which she has sole voting and investment power; (iv) 644,050 shares of common stock held by The Patricia L. Becker Legacy Trust, of which Mr. Becker is the trustee and over which he has sole voting and investment power; (v) 531,680 shares of common stock held by The Russell A. Becker GST Trust, of which Mr. Becker’s spouse is the trustee and over which she has sole voting and investment power; (vi) 2,212 shares of common stock held by Mr. Becker’s children, whose principal residence is the same as Mr. Becker’s; and (vii) 1,513 shares of common stock held in a 401(k) retirement account for the benefit of Mr. Becker. This amount does not include any pro rata ownership interest Mr. Becker may have in any of the shares of common stock held in an indemnification escrow account in connection with the APi Acquisition (the “ESOP Escrow Shares”), of which shares the Company has the power to direct the vote, to the extent any remain following the termination of the indemnification escrow.
(8)This amount includes 404 shares of common stock held in a 401(k) retirement account for the benefit of Mr. Krumm.
(9)This amount includes 3,948 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of April 19, 2024.
(10)This amount consists of (i) 38,062 shares of common stock; (ii) 37,500 shares of common stock underlying options to purchase common stock, pursuant to an Option Deed, which are exercisable at any time until October 1, 2024 at the option of the holder; and (iii) 3,948 shares of common stock issuable in settlement of restricted stock units vesting within
60 days of April 19, 2024.
(11)This amount consists of (i) 83,062 shares of common stock held directly; (ii) 83,400 shares of Common Stock held by a limited liability company of which Mr. Malkin is the manager; (iii) 27,800 shares of Common Stock held by a limited liability company of which Mr. Malkin is the manager; and (iv) 3,948 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of April 19, 2024.
(12)This amount includes an aggregate of (i) 4,000,000 shares of common stock issuable upon conversion of Series A
Preferred Stock; (ii) 37,500 shares of common stock issuable upon exercise of options; and (iii) 27,636 shares of common stock issuable upon settlement of restricted stock units vesting within 60 days of April 19, 2024.

Security Ownership

44
PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR 2024 FISCAL YEAR
The Audit Committee of the Board has appointed KPMG to continue to serve as our independent registered public accounting firm for the 2024 fiscal year. KPMG has been our independent registered public accounting firm since 2019.
In the event our shareholders do not ratify the appointment of KPMG, such appointment may be reconsidered by the Audit Committee. Ratification of the appointment of KPMG to serve as our independent registered public accounting firm for the 2023 fiscal year will in no way limit the Audit
Committee’s authority to terminate or otherwise change the engagement of KPMG for the 2024 fiscal year. We expect representatives of KPMG to attend the 2024 Annual Meeting, where they will have an opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions.
Fees Billed to the Company by its Independent Registered Public Accounting Firms
The following table presents fees billed for audit and other services rendered by KPMG and in 2023 and
2022:

Services Provided	2023 (KPMG) ($)	2022 (KPMG) ($)
Audit Fees(1)	$10,285,000	$8,864,000
Audit Related Fees(2)	$279,000	$1,627,000
Tax Fees(3)	$30,000	$1,161,000
All Other Fees	$—	$—
Total	$10,594,000	$11,652,000
(1)Audit fees for 2023 and 2022 were for professional services rendered in connection with the audit of our consolidated financial statements, including quarterly reviews, statutory audits, and comfort letter in connection with a securities offering.
(2)The 2023 audit-related fees were for professional services associated with other audit and attestation services, and the
2022 audit-related fees were for professional services associated with consulting related to acquisitions.
(3)Tax fees for 2023 and 2022 were for professional services associated with tax compliance and tax consultation.
Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services
The Audit Committee requires that it preapprove all auditing services and permitted non-audit services to be performed by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit
Committee prior to the completion of the audit. Either the Chair of the Audit Committee acting alone or the other two members acting jointly may grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals will be presented to the full Audit Committee or the Board at its next scheduled meeting.
Consistent with these policies and procedures, the Audit Committee has approved all of the services rendered by KPMG during fiscal year 2023, as described above.

45
Audit Committee Report
The Audit Committee oversees the accounting and financial reporting processes of the Company on behalf of the Board. The Company's leadership team has primary responsibility for the Company’s financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States) (“PCAOB”) and evaluating the effectiveness of internal controls and issuing reports thereon. The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of the Company, including the Company’s internal controls over financial reporting and the audits of the financial statements of the Company.
During 2023 and the first quarter of 2024, the Audit Committee regularly met and held discussions with the Company's leadership team and the independent auditors. In the discussions related to the
Company’s financial statements for fiscal year 2023, the Company's leadership team represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with the Company's leadership team and the independent auditors the audited financial statements for fiscal year 2023 and leadership’s evaluation of the effectiveness of the design and operation of disclosure controls and procedures.
In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the applicable rules adopted by the PCAOB and the SEC. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered also whether the provision of services by the independent auditors not related to the audit of the Company’s financial statements for fiscal year
2023 was compatible with maintaining the independent auditors’ independence. The Audit
Committee’s policy requires that the Audit Committee approve any audit or permitted non-audit service proposed to be performed by its independent auditors in advance of the performance of such service.
Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of the Company's leadership team and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit
Committee recommended to the Board that the audited financial statements for the year ended
December 31, 2023 be included in the Company’s Annual Report.
See the portion of this proxy statement titled “Sustainability and Corporate Governance—Audit
Committee” for information on the Audit Committee’s meetings in 2023.
The Audit Committee
Ian G.H. Ashken, Chair
Paula D. Loop
Carrie A. Wheeler
RECOMMENDATION OF THE BOARD OF DIRECTORS

✔	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2024 FISCAL YEAR.

Proposal 2—Ratification of Independent Registered Public Accountants For 2023 Fiscal Year

46
PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires us to provide our shareholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our NEOs, often referred to as “Say-on-
Pay.”
At the 2023 Annual Meeting, approximately 95% of the votes cast supported our executive compensation program. We believe that our executive compensation program continues to be consistent with our core compensation principles and is structured to assure that those principles are implemented. We encourage you to read the entire CD&A to learn more about our executive compensation program and the impact that our financial performance has on the short-term and long-
term incentive compensation earned by our executives in 2023. As described in the CD&A, our executive compensation philosophy and programs align executive compensation decisions with our desired business direction, strategy and performance and to attract and retain the key executives necessary to support the Company’s growth and success, both operationally and strategically, and to motivate executives to achieve short- and long-term goals with the ultimate objective of creating sustainable shareholder value.
The Board recommends that you vote for the compensation paid to our NEOs in 2023 and is submitting to shareholders the following resolution for their consideration and approval at the 2024 Annual
Meeting:
“RESOLVED, that, the compensation paid to the Company’s NEOs in 2023, as disclosed in this proxy statement for our 2024 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure, is hereby approved.”
Shareholders’ vote on this proposal is advisory, and therefore not binding on the Company, the
Compensation Committee or the Board. However, we value the opinions of our shareholders and, accordingly, the Board and the Compensation Committee will consider the outcome of this advisory vote in connection with future executive compensation decisions.
RECOMMENDATION OF THE BOARD OF DIRECTORS

✔	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2023.

47
OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of  our equity securities, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers, and 10% shareholders are required by
SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulation require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements were satisfied on a timely basis, except that a Form 4 to report two transfers of shares by James E. Lillie in an estate planning transaction during 2023 was not timely filed due to an administrative oversight.
Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of
Directors and Other Business of Shareholders
In order to submit shareholder proposals to be considered for inclusion in the Company’s proxy statement, notice of annual meeting and proxy for our 2025 Annual Meeting of Shareholders pursuant to SEC Rule 14a-8, materials must be received by the Corporate Secretary at the Company’s principal office in New Brighton, MN, no later than December 30, 2024.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Corporate Secretary, APi Group Corporation, 1100 Old Highway 8 NW, New Brighton,
Minnesota 55112, United States. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
The Company’s bylaws also establish an advance notice procedure with regard to director nominations and shareholder proposals that are not submitted for inclusion in the Company’s proxy statement, but that a shareholder instead wishes to present directly at an annual meeting. To be properly brought before our 2025 Annual Meeting of Shareholders, a notice of the director nomination or the matter the shareholder wishes to present at the meeting complying with the Company’s bylaws must be delivered to the Corporate Secretary at the Company’s principal office in New Brighton, MN
(see above), not less than 90 or more than 120 days prior to the first anniversary of the date of the 2024
Annual Meeting, except that if the 2025 Annual Meeting of Shareholders is more than 30 days before or more than 70 days after such anniversary date, such notice must be delivered not earlier than 120 days prior to such anniversary date or the 10th day following our public announcement of the date of the
2025 Annual Meeting of Shareholders. As a result, and assuming that the 2025 Annual Meeting of
Shareholders is not more than 30 days before or more than 70 days after the first anniversary of the date of the 2024 Annual Meeting, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s bylaws (and not pursuant to Exchange Act Rule 14a-8) must be delivered no earlier than February 14, 2025, and no later than March 16, 2025. All director nominations and shareholder proposals must comply with the requirements of the Company’s bylaws, a copy of which may be obtained at no cost from the Corporate Secretary of the Company.
Shareholders providing notice to the Company under the SEC’s Rule 14a-19 who intend to solicit proxies in support of nominees submitted under the advance notice provision of the Company’s bylaws for the 2025 Annual Meeting of Shareholders must comply with the advance notice deadline set forth above, the requirements of the Company’s bylaws and the additional requirements of Rule
14a-19(b).

48
Other than the items of business described in this proxy statement, the Company does not expect any matters to be presented for a vote at the 2024 Annual Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card or voting instruction form will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2024 Annual Meeting. If, for any unforeseen reason, any one or more of the Company’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Our Board or the chair of the Annual Meeting may refuse to allow the transaction of any business or the consideration of any director nomination not made in compliance with the Company’s bylaws.
List of Shareholders Entitled to Vote at the 2024 Annual Meeting
The names of shareholders of record entitled to vote at the 2024 Annual Meeting will be available at the
Company’s principal office in New Brighton, MN, for a period of ten (10) days prior to the 2024 Annual
Meeting and continuing through the 2024 Annual Meeting. The list will also be made available during the 2024 Annual Meeting.
Expenses Relating to this Proxy Solicitation
This proxy solicitation is being made by the Company, and we will pay all expenses relating to this proxy solicitation. In addition to this solicitation, our officers, directors and employees may solicit proxies by telephone, personal call or electronic transmission without extra compensation for that activity. We also expect to reimburse our transfer agent, banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock and obtaining the proxies of those owners. We have engaged Morrow Sodali LLC (“Morrow
Sodali”) as our proxy solicitor at an anticipated cost of approximately $12,000 plus reasonable out-of-
pocket expenses and fees for optional services. This estimate is subject to the final solicitation campaign approved by us and Morrow Sodali.
Communication with Our Board of Directors
Any shareholder or other interested party who desires to contact any member of the Board (or our
Board as a group) may do so in writing to the following address:
Co-Chairs of the Board
APi Group Corporation
c/o Corporate Secretary
1100 Old Highway 8 NW
New Brighton, MN 55112
United States
Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.
Householding
Some brokers, banks or other intermediaries may be participating in the practice of “householding”
our proxy materials. Under this procedure, which has been approved by the SEC, shareholders who have the same address and last name will receive only one copy of our Notice of Internet Availability of
Proxy Materials (the “Notice”) or proxy statement and annual report, as applicable, unless contrary instructions have been received from the affected shareholders. This procedure will reduce our printing costs and postage fees. We do not household for our shareholders of record.

Other Matters

49
Once you have received notice from your broker, bank or other intermediary that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our Notice or proxy statement and annual report, as applicable, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank or other intermediary.
We will deliver promptly upon written or oral request a separate copy of our Notice, proxy statement and/or annual report to a shareholder at a shared address to which a single copy was delivered. For copies of any of these documents, shareholders should contact us using the contact information set forth below under “Available Information.”
Available Information
We will deliver without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Notice, this proxy statement and our Annual Report. A request for a copy of any of these documents should be directed to APi Group Corporation, 1100 Old Highway 8 NW, New Brighton,
MN 55112, Attention: Secretary, Telephone: (651) 636-4320.
In addition, copies of the charters of each of the Audit Committee, Compensation Committee and
Nominating and Corporate Governance Committee, together with certain other corporate governance materials, including our Business Conduct and Ethics Policy and Code of Ethics for Senior Financial
Officers, can be found under the Investor Relations—Corporate Governance section of our website at
www.apigroup.com and such information is also available in print to any shareholder who requests it through the methods listed above.

Other Matters

50
QUESTIONS AND ANSWERS ABOUT VOTING AT THE 2024 ANNUAL
MEETING AND RELATED MATTERS

Q:	Who can attend the 2024 Annual Meeting?
A:
Shareholders of record as of the Record Date (April 19, 2024), beneficial owners with control numbers or legal proxies obtained from the shareholders of record as of the Record Date, and guests may attend the 2024 Annual Meeting virtually. See the Notice of 2024 Annual Meeting for additional information on how to gain access to the 2024 Annual Meeting.
If your shares are registered directly in your name with our transfer agent, Computershare, you are a “registered holder,” which means you are the shareholder of record with respect to those shares.
If your shares are held by a bank or broker, the bank or broker is the shareholder of record.
You are the “beneficial owner” (and hold your shares in “street name”) and the bank or broker is your “nominee.”
If you hold shares as a participant in the (1) APi Group, Inc. Employee Stock Ownership Plan
(“ESOP”), (2) APi Group 401(k) & Profit Sharing Plan, (3) APi Group Safe Harbor 401(k) & Profit
Sharing Plan, and/or (4) the Vipond Inc. Employees’ Profit Sharing Plan (collectively,
“employee benefit plans”), the plan trustee of the applicable plan is the shareholder of record and your nominee.

Q:	Who may vote at the 2024 Annual Meeting?
A:
You are receiving this proxy statement, the accompanying proxy card or voting instruction form and our annual report to shareholders because you own shares of common stock or shares of Series A Preferred Stock, (the “Series A Preferred Stock”) of APi Group Corporation
that entitle you to vote at the 2024 Annual Meeting.
If you are a participant in an employee benefit plan, you may vote in advance of the 2024
Annual Meeting (as described below under “How do I Vote?”) and, if you do, your vote will be counted at that meeting; however, except as otherwise described below, you will not be able to vote at the 2024 Annual Meeting.
With that exception, anyone owning shares of common stock or Series A Preferred Stock at the close of business on the Record Date may vote electronically at the 2024 Annual Meeting.
You may cast at or prior to the 2024 Annual Meeting (1) one vote for each share of common stock held by you on the Record Date and (2) one vote for each share of Series A Preferred
Stock held by you on the Record Date, on all items of business presented in this proxy statement and at the 2024 Annual Meeting. Each share of Series A Preferred Stock will entitle the holder thereof to vote together with the holders of common stock as a single class. As of the close of business on the Record Date, we had (a) 272,636,981 shares of common stock issued and outstanding, and (b) 4,000,000 shares of Series A Preferred Stock issued and outstanding. Each share of common stock and Series A Preferred Stock is entitled to one vote per share.

51

Q:	How do I vote?
A:
Registered Holder: If you are a registered holder, there are four ways to vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the proxy card or voting instruction form mailed to you.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card or voting instruction form.
•By Mail. You may vote by proxy by filling out the proxy card or voting instruction form and returning it in the envelope provided.
•During the Meeting. You must attend the 2024 Annual Meeting virtually as a shareholder to vote during the meeting. Please see the information below for how to attend the 2024
Annual Meeting. If you attend the 2024 Annual Meeting as a shareholder, you can follow the online instructions to vote your shares during the meeting.
Beneficial Owners: If you are a beneficial owner of shares held in “street name,” a proxy card or voting instruction form has been forwarded to you by your broker or other nominee. You have the right to direct your broker or other nominee on how to vote your shares by following the instructions on the proxy card or voting instruction form, which generally provides four ways to vote:
•Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card or voting instruction form provided by your broker or other nominee. The availability of Internet voting may depend on the voting process of your broker or other nominee.
•By Mail. You may vote by proxy by filling out the proxy card or voting instruction form provided by your broker or other nominee and returning it in the envelope provided.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card or voting instruction form.
•During the Annual Meeting. To vote your shares during the 2024 Annual Meeting, you must follow the instructions provided by your broker or other nominee and attend the meeting as a shareholder. Please see “How can I attend the 2024 Annual Meeting” below for information on how to attend the meeting as a shareholder to vote your shares during the meeting.
If you attend the 2024 Annual Meeting as a guest, you will not be able to vote your shares during the meeting.
If you vote over the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 10:59 p.m., Central Time, on June 13, 2024.
Even if you plan to attend the 2024 Annual Meeting virtually, the Company recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the 2024 Annual Meeting.

Questions and Answers About Voting at the 2024 Annual Meeting and Related Matters

52

Q:	How do I vote? (Continued)
A:
Participants in the employee benefit plans:
•Shares Held in Your Account under the ESOP. If you are a participant or beneficiary with an account in the ESOP, you are entitled to direct the ESOP’s trustee as to how any shares that have been allocated to your ESOP account and that remained in your ESOP account as of the Record Date should be voted at the 2024 Annual Meeting.
•Shares Held in Your Account under the APi Group 401(k) & Profit Sharing Plan, the APi
Group Safe Harbor 401(k) & Profit Sharing Plan or the Vipond Inc. Employees’ Profit
Sharing Plan. If you are a participant or beneficiary with an account in one or more of (1)
the APi Group 401(k) & Profit Sharing Plan, (2) the APi Group Safe Harbor 401(k) & Profit
Sharing Plan and/or (3) the Vipond Inc. Employees’ Profit Sharing Plan, you will be permitted to direct the applicable plan trustee(s) or other intermediary as to how any shares held in your plan account as of the Record Date should be voted at the 2024 Annual
Meeting.
You have the right to direct your nominee(s) or other intermediary on how to vote your shares by following the instructions on the proxy card or voting instruction form forwarded to you by your nominee(s), which generally provides three ways to vote:
•Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card or voting instruction form provided by your nominee. The availability of Internet voting may depend on the voting process of your nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card or voting instruction form.
•By Mail. You may vote by proxy by filling out the proxy card or voting instruction form provided by your nominee and returning it in the envelope provided.
Earlier Voting Deadlines for Participants in Certain Employee Benefit Plans. Because the
ESOP’s trustee and the other employee benefits plans’ trustee(s) or other intermediary will vote on your behalf, and in accordance with your directions, except as noted below, you will not be able to vote during the 2024 Annual Meeting and must vote by following deadlines:
•Votes of shares held in an ESOP account must be made by 10:59 p.m. (Central Time) on
June 5, 2024.
•Votes of shares held in a APi Group 401(k) & Profit Sharing Plan or APi Group Safe Harbor
401(k) & Profit Sharing Plan account must be made by 10:59 p.m. (Central Time) on June
11, 2024.
•Votes of shares held in a Vipond Inc. Employees’ Profit Sharing Plan account must be made by 10:59 p.m. (Central Time) on June 13, 2024 in order to vote prior to the 2024
Annual Meeting, or you may vote during the meeting. See “How can I attend the 2024
Annual Meeting” below for information on how to attend the meeting as a shareholder to vote your shares during the meeting.

Questions and Answers About Voting at the 2024 Annual Meeting and Related Matters

53

Q.	How can I attend the 2024 Annual Meeting?
A.
The 2024 Annual Meeting will be held in a virtual-only format via live webcast. No physical meeting will be held.
To access the 2024 Annual Meeting, please visit www.virtualshareholdermeeting.com/APG2024.
You may begin logging into the 2024 Annual Meeting on the day of the meeting at 8:15 a.m.,
Central Time, 15 minutes in advance of the start of the meeting. We encourage you to access the meeting prior to the start time and allow ample time for the check-in procedures.
You may log in using one of two options: (1) join as a guest or (2) join as a shareholder. To join as a guest, you will need to enter the information requested on the screen to register as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting.
If you were a registered holder or a beneficial owner as of the Record Date, you may join the 2024
Annual Meeting as a shareholder by entering the 16-digit control number found on the proxy card or voting instruction form previously received in connection with the 2024 Annual Meeting. If you are a beneficial owner as of the Record Date and you do not have a 16-digit control number, you should contact your bank, broker or other nominee (preferably at least 5 days before the meeting)
and obtain a “legal proxy” in order to be able to attend and participate in the meeting. You must join the meeting as a shareholder to vote your shares or submit questions during the meeting.
If you were a participant in an employee benefit plan and you have a control number, you may join the 2024 Annual Meeting as a shareholder using that control number. Otherwise, you may join the meeting as a guest.

Q.	What if I need technical assistance accessing the virtual-only meeting?
A.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox,
Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Beginning 15 minutes prior to the meeting start, technicians will be available to assist you with any technical difficulties you may have accessing the virtual meeting webcast. If you encounter any difficulties accessing the webcast, please call the technical support number that will be posted on the annual meeting website log-in page located at www.virtualshareholdermeeting.com/APG2024.

Q.	How do I ask questions at the 2024 Annual Meeting?
A.
Shareholders will have the ability to submit questions during the 2024 Annual Meeting via the meeting website at www.virtualshareholdermeeting.com/APG2024 by following the instructions available on the meeting page. Questions relevant to 2024 Annual Meeting matters will be answered during the meeting, subject to time constraints. To ensure that as many shareholders as possible are able to ask questions during the 2024 Annual Meeting, each shareholder will be permitted no more than two questions. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together. If you join the meeting as a guest, you will not be able to ask questions.
Responses to questions relevant to 2024 Annual Meeting matters that are not answered during the meeting will be posted on the Company’s Investor Relations webpage.

Questions and Answers About Voting at the 2024 Annual Meeting and Related Matters

54

Q.	How do I obtain electronic access to the proxy materials?
A.
This proxy statement and our Annual Report are available to shareholders free of charge at
http://materials.proxyvote.com/00187Y.
If you are a beneficial owner or a participant in an employee benefit plan, you may be able to elect to receive future annual reports or proxy statements by email. For information regarding electronic delivery of proxy materials for shares held in “street name” or in an employee benefit plan, you should contact your broker or other nominee.

Q.	What constitutes a quorum, and why is a quorum required?
A.
State law requires that we have a quorum of shareholders present in person or by proxy for all items of business to be voted at the 2024 Annual Meeting. The presence at the 2024 Annual
Meeting, in person or by proxy, of the holders of a majority in voting power of the shares of common stock and Series A Preferred Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum, permitting us to conduct the business of the 2024
Annual Meeting. Proxies received but marked as abstentions, if any, and broker non-votes
(described below) will be included in the calculation of the number of shares considered to be present at the 2024 Annual Meeting for quorum purposes. If we do not have a quorum, then the person presiding over the 2024 Annual Meeting or the shareholders present at the
2024 Annual Meeting may, by a majority in voting power thereof, adjourn the meeting from time to time, as authorized by our bylaws, until a quorum is present.

Q.	What am I voting on?
A.	Those entitled to vote are asked to vote on the following three proposals. Our Board’s recommendation for each of these proposals is set forth below:
	Proposal	Board Recommendation
	1.To elect nine directors for a one-year term expiring at the 2025 Annual Meeting of Shareholders	FOR each Director Nominee
	2. To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the 2024 fiscal year.	FOR
	3. To approve, on an advisory basis, the compensation of our NEOs	FOR
We will also consider other proposals that properly come before the 2024 Annual Meeting in accordance with our bylaws.

Questions and Answers About Voting at the 2024 Annual Meeting and Related Matters

55

Q.	Is my vote confidential?
A.
Yes. We encourage shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. We have designated Broadridge Financial Solutions, Inc.
as inspector to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to us or any of our officers or employees except (1) where disclosure is required by applicable law, (2) where disclosure of your vote is expressly requested by you or (3) where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. Aggregate vote totals will be disclosed to us from time to time and publicly announced following the 2024 Annual Meeting.

Q.	What happens if additional matters are presented at the 2024 Annual Meeting?
A.
Our bylaws provide that items of business may be brought before the 2024 Annual Meeting only (1) pursuant to the Notice of 2024 Annual Meeting (or any supplement thereto) included in this proxy statement, (2) by or at the direction of the Board, or (3) by a shareholder of the
Company who was a shareholder at the time proper notice of such business is delivered to our Corporate Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our bylaws. Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2024
Annual Meeting as of the date of this proxy statement. If you grant a proxy, the persons named as proxy holders, Russell A. Becker, Kevin S. Krumm and Louis B. Lambert, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2024 Annual Meeting in accordance with Delaware law and our bylaws.

Q.	How many votes are needed to approve each proposal?
A.	The table below sets forth, for each proposal described in this proxy statement, the vote required for approval of the proposal, assuming a quorum is present:
	Proposal	Vote Required
	1.To elect nine directors for a one-year term expiring at the 2025 Annual Meeting of Shareholders	The majority of votes cast
	2.To ratify the appointment of KPMG as our independent registered public accounting firm for the 2024 fiscal year	The majority of votes cast
	3.To approve, on an advisory basis, the compensation of our NEOs	The majority of votes cast

Q.	What if I am a registered holder and I return my proxy without making any selections?
A.
If you are a registered holder and sign and return your proxy card or voting instruction form without making any selections, your shares will be voted “FOR” all director nominees and
“FOR” proposals 2 and 3. If other matters properly come before the 2024 Annual Meeting,
Russell A. Becker, Kevin S. Krumm and Louis B. Lambert will have the authority to vote on those matters for you at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the 2024 Annual Meeting other than those disclosed in this proxy statement.

Questions and Answers About Voting at the 2024 Annual Meeting and Related Matters

56

Q.	What if I am a beneficial owner and I do not give the broker or other nominee voting instructions?
A.
If you are a beneficial owner and your shares are held in the name of a broker or other nominee, such nominee is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the 2024 Annual Meeting for purposes of determining the presence of a quorum but are not considered a vote cast.
The table below sets forth, for each proposal described in this proxy statement, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the applicable proposal

	Proposal	Can Brokers Vote Absent Instructions ?	Impact of Broker Non-Vote
	1.To elect ten directors for a one-year term expiring at the 2025 Annual Meeting of Shareholders	No	None
	2.To ratify the appointment of KPMG as our independent registered public accounting firm for the 2024 fiscal year	Yes	Not Applicable
	3.To approve, on an advisory basis, the compensation of our NEOs	No	None

Q.	What if I am a participant in an employee benefit plan and I do not give the nominee voting instructions?
A.
If you are a participant in an employee benefit plan and you do not provide voting instructions (or your instructions are incomplete or unclear) as to one or more of the matters to be voted on, the unvoted shares in your account will be treated as follows:
•The ESOP. The ESOP’s trustee will vote shares in your account with respect to each applicable proposal in the same proportion for which the trustee received timely, complete and clear voting instructions.
•The APi Group 401(k) & Profit Sharing Plan and APi Group Safe Harbor 401(k) & Profit
Sharing Plan. The trustee will vote shares in your account with respect to each applicable proposal in the same proportion for which the trustee received timely, complete and clear voting instructions.
•The Vipond Inc. Employees’ Profit Sharing Plan. The intermediary will vote only those shares for which it received timely, complete and clear voting instructions. The intermediary will not vote unvoted shares in your account.

Questions and Answers About Voting at the 2024 Annual Meeting and Related Matters

57

Q.	What if I abstain on a proposal?
A.
If you sign and return your proxy card or voting instruction form marked “Abstain” on any proposal, your shares will not be voted on that proposal. Marking “Abstain” with respect to any of the proposals described in this proxy statement will not have any impact on the approval of the applicable proposal.

Q.	Can I change my vote or revoke my proxy after I have delivered my proxy card or voting instruction form?
A.
Yes.
If you are a registered holder, you may change your vote or revoke your proxy by (1) voting in person at the 2024 Annual Meeting, (2) delivering to the Corporate Secretary (at the address indicated below) a revocation of proxy or (3) executing a new proxy bearing a later date.
Corporate Secretary
APi Group Corporation
1100 Old Highway 8 NW
New Brighton, MN 55112
United States
If you are a beneficial owner, you must follow the instructions provided by your broker or other nominee to change your vote or revoke your proxy.
If you are a participant in an employee benefit plan, you may change your vote or revoke your proxy by executing a new proxy bearing a later date, prior to the voting cutoff date for the applicable plan.

Q.	If I am a registered holder or a beneficial owner and I plan to attend the 2024 Annual Meeting, should I still vote by proxy?
A.
Yes. Casting your vote in advance does not affect your right to attend the 2024 Annual
Meeting.
If you vote in advance and also attend the 2024 Annual Meeting, you do not need to vote again at the 2024 Annual Meeting unless you want to change your vote. Please see the information above under “How do I vote?” for information on how to vote.

Q.	Am I entitled to dissenter’s rights?
A.	No. Delaware General Corporation Law does not provide for dissenter’s rights in connection with the matters being voted on at the 2024 Annual Meeting.

Q.	Where can I find voting results of the 2024 Annual Meeting?
A.
We will announce the voting results for the proposals at the 2024 Annual Meeting and publish final detailed voting results in a Form 8-K filed with the SEC within four business days after the 2024 Annual Meeting.

Q.	Who should I call with other questions?
A.	If you have any questions about this proxy statement or the 2024 Annual Meeting, or need assistance voting your shares, please contact our proxy solicitor, Morrow Sodali at 1-800-662-5200.

Questions and Answers About Voting at the 2024 Annual Meeting and Related Matters

58
APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
EBITDA and adjusted EBITDA (non-GAAP)
(Amounts in millions)
(Unaudited)

		For the Year Ended December 31,
		2023	2022
Net income (as reported)		$153	$73
Adjustments to reconcile net income to EBITDA:
Interest expense, net		145	125
Income tax provision		79	20
Depreciation and amortization		303	304
EBITDA		$680	$522
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a)	14	9
Non-service pension benefit	(b)	(12)	(42)
Inventory step-up	(c)	—	9
Business process transformation expenses	(d)	30	31
Acquisition related expenses	(e)	7	121
Loss (gain) on extinguishment of debt, net	(f)	7	(5)
Restructuring program related costs	(g)	46	30
Other	(h)	10	(2)
Adjusted EBITDA		$782	$673
Net revenues		$6,928	$6,558
Adjusted EBITDA as a % of net revenues		11.3%	10.3%
Notes:
(a)Adjustment to reflect the elimination of the expense attributable to deferred consideration to prior owners of acquired businesses not expected to continue or recur.
(b)Adjustment to reflect the elimination of non-service pension benefit, which consists of interest cost, expected return on plan assets and amortization of actuarial gains/losses of the pension programs assumed as part of the Chubb acquisition.
(c)Adjustment to reflect the elimination of costs related to the fair value step-up of acquired inventory.
(d)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to business process transformation, including system and process development costs and implementation of processes and compliance programs related to the Sarbanes-Oxley Act of
2002.
(e)Adjustment to reflect the elimination of transaction costs related to potential and completed acquisitions and expenses associated with the transition of newly acquired businesses from prior ownership into APi Group.
(f)Adjustment to reflect the elimination of (gain) loss on extinguishment of debt resulting from early repayments and repurchases of long-term debt.
(g)Adjustment to reflect the elimination of expenses associated with restructuring programs and related costs.
(h)Adjustment includes various miscellaneous non-recurring items, such as eliminations of changes in fair value estimates to acquired liabilities and impairment recorded on assets held-for-sale.

Appendix

A-1
APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
Free cash flow and adjusted free cash flow and conversion (non-GAAP)
(Amounts in millions)
(Unaudited)

		For the Year Ended December 31,
		2023	2022
Net cash provided by operating activities	(a)	$514	$270
Less: Purchases of property and equipment	(a)	$(86)	$(79)
Free cash flow		$428	$191
Add: Cash payments related to following items:
Contingent compensation	(b)	$18	$3
Pension contributions	(c)	$—	$27
Business process transformation expenses	(d)	$32	$36
Acquisition related expenses	(e)	$5	$130
Restructuring payments	(f)	$30	$8
Payroll tax deferral	(g)	$9	$11
Other	(h)	$15	$6
Adjusted Free cash flow		$537	$412
Notes:
(a)Operating cash flows and purchases of property and equipment for the years ended December 31, 2023, and 2022 are as reported. Amounts for the three months ended December 31, 2023 and 2022 are calculated as the year ended less the amounts reported for the nine months ended September 30, 2023 and 2022, respectively.
(b)Adjustment to reflect the elimination of deferred payments to prior owners of acquired businesses not expected to continue or recur.
(c)Adjustment to reflect the elimination of initial pension contribution payment related to the Chubb acquisition not expected to continue or recur.
(d)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to business process transformation, including system and process development costs and implementation of processes and compliance programs related to the Sarbanes-Oxley Act of
2002.
(e)Adjustment to reflect the elimination of transaction costs related to potential and completed acquisitions and expenses associated with the transition of newly acquired businesses from prior ownership into APi Group.
(f)Adjustment to reflect payments made for restructuring programs.
(g)Adjustment reflects the elimination of operating cash for the impact of the Coronavirus Aid Relief and Economic Security
(CARES) Act. During the first quarter of 2020, the CARES Act was passed, allowing the Company to defer the payment of the employer’s share of Social Security taxes until December 2021 and December 2022. The final payments were made on the amount deferred in 2020 during the first half of 2023.
(h)Adjustment includes various miscellaneous non-recurring items, such as eliminations of payments made on acquired liabilities.

Appendix

A-2

API GROUP CORPORATION
ATTN: LOUIS B. LAMBERT
1100 OLD HIGHWAY 8 NW
NEW BRIGHTON, MN 55112-6447

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTING DEADLINES**

**For Participants in the APi Group, Inc. Employee Stock Ownership Plan:**
You must vote these shares no later than 10:59 p.m. Central on June 5, 2024.

**For Participants in (1) the APi Group 401(k) & Profit Sharing Plan and/or (2) the APi Group Safe Harbor 401(k) & Profit Sharing Plan:**
You must vote these shares no later than 10:59 p.m. Central on June 11, 2024.

**For Participants in the Vipond Inc. Employees' Profit Sharing Plan:**
You must vote these shares no later than 10:59 p.m. Central on June 13, 2024.

**VOTING OPTIONS**

**Vote By Internet**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/APG2024**

You may attend the meeting via the Internet and, except as noted in the proxy statement for the meeting, vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**Vote By Phone - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

**Vote By Mail**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
**Your vote must be received by the voting deadlines above.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39461-P04360-Z86821-Z86822

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**API GROUP CORPORATION**

**The Board of Directors recommends you vote FOR the following proposals:**

| Nominees: | For | Against | Abstain |
|---|---|---|---|
| 1a. Sir Martin E. Franklin | ☐ | ☐ | ☐ |
| 1b. James E. Lillie | ☐ | ☐ | ☐ |
| 1c. Ian G.H. Ashken | ☐ | ☐ | ☐ |
| 1d. Russell A. Becker | ☐ | ☐ | ☐ |
| 1e. Paula D. Loop | ☐ | ☐ | ☐ |
| 1f. Anthony E. Malkin | ☐ | ☐ | ☐ |
| 1g. Thomas V. Milroy | ☐ | ☐ | ☐ |
| 1h. Cyrus D. Walker | ☐ | ☐ | ☐ |
| 1i. Carrie A. Wheeler | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V39462-P04360-Z86821-Z86822

## Notice of 2024 Annual Meeting of Shareholders
## Proxy Solicited by Board of Directors for Annual Meeting — June 14, 2024

**Non-Plan Shareholders**

Russell A. Becker, Kevin S. Krumm and Louis B. Lambert, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of APi Group Corporation to be held on June 14, 2024 at 8:30 a.m. Central or at any postponement or adjournment thereof.

**Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" the director nominees in Proposal 1 and "FOR" Proposals 2 and 3.**

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**

**Participants in Employee Benefit Plans**

The undersigned participant in one or more of the Plans below hereby directs the Trustee for the applicable Plan(s) to vote all shares of Common Stock of APi Group Corporation allocated to the undersigned's account under the Plan(s) at the 2024 Annual Meeting of Shareholders to be held on June 14, 2024 and at any adjournment thereof, upon such business as may properly come before the meeting, including the proposals described in the Proxy Statement, a copy of which has been received by the undersigned, and on matters incidental to the conduct of the meeting.

**For Participants in the APi Group, Inc. Employee Stock Ownership Plan**
You must vote these shares no later than 10:59 p.m. Central on June 5, 2024

**For Participants in (1) the APi Group 401(k) & Profit Sharing Plan and/or (2) the APi Group Safe Harbor 401(k) & Profit Sharing Plan**
You must vote these shares no later than 10:59 p.m. Central on June 11, 2024

**For Participants in the Vipond Inc. Employees' Profit Sharing Plan**
You must vote these shares no later than 10:59 p.m. Central on June 13, 2024

**Continued and to be signed on reverse side**